STATE BOARD OF INSURANCE
                                 STATE OF TEXAS

                             [STATE OF TEXAS SEAL]

As the chief executive and administrative officer of the State Board of Insurance, the Commissioner of Insurance is the official custodian of the records of the agency. TEX. INS. CODE ANN. art 1.09a, TEXAS OPEN RECORDS ACT TEX. REV. CIV. STAT. ANN. art. 6252-17a SS.5(a). Pursuant to the power vested in the Commissioner under article 1.09(g), the Commissioner authorizes such deputies as are necessary to carry out the provisions of the Open Records Act.

As a duly authorized representative of the Commissioner of Insurance, I hereby certify that the hereunto attached document is a true, complete and correct copy of:

Amendment to Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, as filed in the State Board of Insurance on March 27, 1985, together with Official Order No. 85-1001, consisting of five (5) pages

--------------------------------------------------------------------------------



Be it known that the official records of the State Board of Insurance contain a copy of aforesaid instrument.

WITNESS MY HAND, and the seal of the Texas State Board of Insurance, this 3rd day of April, 1985.

[SEAL]                                       TOM BOND
                                             COMMISSIONER OF INSURANCE

                                             By: /s/ R. B. Ashworth
                                             ----------------------

                                                LEGAL DEPARTMENT

NO. 98-1144

                                 OFFICIAL ORDERS
                                     OF THE
                           COMMISSIONERS OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS

                                  AUSTIN, TEXAS
                               Date: OCT 07, 1998

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Amarillo, Texas
                                TDI No. 01-35200

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                              DOCKET NO. R-98-0879

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Amarillo, Texas, for approval of an amendment to the Articles of Incorporation changing its name from GREAT AMERICAN RESERVE INSURANCE COMPANY to CONSECO VARIABLE INSURANCE COMPANY and for a Certificate of Authority evidencing such change. Since the Amendment to the Articles of Incorporation involves only a name, a hearing is not required by law.

Action by GREAT AMERICAN RESERVE INSURANCE COMPANY as required and permitted by TEX. INS. CODE ANN. art. 1.14 and art. 3.05, has been evidenced to the Commissioner of Insurance. The amendment is properly supported by the required documents, which evidence that the name CONSECO VARIABLE INSURANCE COMPANY, is not so similar of that of any other insurance company as to be likely to mislead the public. The name change endorsement for CONSECO VARIABLE INSURANCE COMPANY, Amarillo, Texas, Form No. CVIC-7000 has been filed with the Life/Health Group Division.

Based upon the evidence submitted, it is hereby ORDERED by the Commissioner of Insurance, that such amendment be, and the same is hereby, approved. It is further ORDERED that a Certificate of Authority be issued to CONSECO VARIABLE INSURANCE COMPANY, Amarillo, Texas, evidencing the change effected by the amendment and that thereupon the prior Certificate of Authority No. 9474, dated December 31, 1990, be canceled.

                                            ELTON BOMER

                                            COMMISSIONER OF INSURANCE

                                            BY: /s/ Kathy A. Wilcox
                                            ------------------------------
                                            Kathy A. Wilcox, Director
                                            Insurer Services
                                            Order 94-0580


Recommended by:

/s/ Jose Flores
---------------------------------
Jose Flores, Insurance Specialist
Insurer Services

                              ARTCLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

         Pursuant to the provisions of Articles 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, Great American Reserve Insurance Company (herein after referred to as the "Company") adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Company pursuant to Written Consent dated June 3, 1998:

                  RESOLVED, that Article One of the Articles of Incorporation of the Company be amended to read as follows:

                                  "ARTICLE ONE

         The    name   of   the  corporation shall be Conseco Variable Insurance
Company."

                                   ARTICLE TWO

         The total number of shares of the Company outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE THREE

         The holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

         IN WITNESS WHEREOF, the undersigned officer executes these Articles of Amendment to the Articles of Incorporation of Great American Reserve Insurance Company, this 15th day of June 1998.


                                     GREAT AMERICAN RESERVE INSURANCE COMPANY


                                     /s/ Thomas J. Kilian
                                     ---------------------------
                                     Thomas J. Kilian, President

Attest:

/s/ Michael A. Colliflower
----------------------------------
Michael A. Colliflower, Assistant
  Secretary

STATE OF INDIANA     )
                     )
COUNTY OF HAMILTON   )

         Before me, a Notary Public in and for said County and State personally appeared Thomas J. Kilian, President, and Michael A. Colliflower, Assistant Secretary, of Great American Reserve Insurance Company who acknowledge the execution of the foregoing instrument, and who, having been duly sworn, stated that any representations contained therein are true.

         Witness my hand and Notarial Seal this 15th day of June, 1998.


                                          /s/ Holley Jeannette Schwab
                                          --------------------------------------
                                          Holley Jeannette Schwab, Notary Public
                                          Residing in Marion County, IN
                                          Commission Expires 6/22/99

No. 96-0204

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date FEB 26 1996

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                Amarillo, Texas
                                TDI No. 01-35200

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

                                 CONSENT ORDER
                              DOCKET NO. C-96-0089

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Amarillo, Texas, hereinafter referred to as "APPLICANT", for approval of an amendment to its Articles of Incorporation to change the duration of the Charter.

Staff for the Texas Department of Insurance and the duly authorized representative of APPLICANT, have consented to the entry of this order as evidenced by their signatures hereto and request the Commissioner of Insurance informally dispose of this matter pursuant to the SS.2001.056, and 28 TEX. ADMIN. CODE SS.1.47.

                                     WAIVER

APPLICANT acknowledges the existence of its right to the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided for in TEX. INS. CODE ANN. art. 1.04 and TEX. GOV'T CODE ANN. SS.2001.051, 2001.052, 2001.145 and 2001.146, and by the signature of its duly authorized representative on this order, has expressly waived each and every such right and acknowledges the jurisdiction of the Commissioner of Insurance.

96-0204
COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE COMPANY
PAGE 2 of 4


                                FINDINGS OF FACT

Based upon the express consent of APPLICANT and the recommendation of the Texas Department of Insurance staff, the Commissioner of Insurance makes the following findings of fact:

     1.   APPLICANT is a domestic stock life insurance company.

     2. Action by the Board of Directors and Shareholders of APPLICANT authorizing the proposed charter amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

     3. As a result of the amendment to the Articles of Incorporation, Article V is being amended to change the period of duration of the Charter to perpetual.

     4. The proposed capital and surplus of APPLICANT is equal to or exceeds the minimum requirements of capital and surplus required by the Texas Insurance Code for a domestic stock life insurance company, and is the bona fide, unconditional, and unencumbered property of the company.

     5. APPLICANT represents to the Commissioner of Insurance that its officers, directors and managing executives possess sufficient insurance experience, ability, and standing to render the continued success of the company probable.

     6.   APPLICANT is acting in good faith.

                               CONCLUSIONS OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

     1. The Commissioner of Insurance has authority and jurisdiction over this application under TEX. INS. CODE ANN. art. 3.05.

     2. The Commissioner of Insurance has authority to dispose of this matter under TEX. GOV'T CODE ANN. SS.2001.056, TEX. INS. CODE ANN. art. 1.33(e), and 28 TEX. ADMIN. CODE SS.1.47.

     3.   APPLICANT  and  staff  have  knowingly  and  voluntarily   waived  all
          procedural requirements for the entry of this order, including, but not limited to, notice of hearing, a public hearing, a

96-0204
COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE COMPANY
PAGE 3 of 4


     proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. SS.2001. 051, 2001.052, 2001.145 and 2001.146, and TEX. INS. CODE ANN. art.
     1.04.

4. Action by the Board of Directors and the Shareholders of APPLICANT authorizing the proposed amendment as required and permitted by TEX. INS. CODE ANN. art. 3.05 and TEX. BUS. CORP. ACT art. 4.02 and art. 4.04 has been evidenced to the Commissioner of Insurance.

5. The proposed amendment to the Articles of Incorporation of APPLICANT is properly supported by the required documents.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment of GREAT AMERICAN RESERVE INSURANCE COMPANY, Amarillo, Texas, to change the duration of the Charter, be, and the same is hereby, approved.

                                                       ELTON BOMER
                                                       COMMISSIONER OF INSURANCE

                                                    BY /s/ Kathy A. Wilcox
                                                       -------------------------
                                                       Kathy A. Wilcox
                                                       Director
                                                       Insurer Services
                                                       Order 94-0580

Recommended By:

/s/ Cindy Thurman
--------------------
Cindy Thurman
Admissions Officer
Insurer Services


Recommended By:

/s/ Cathy Nelson
--------------------
Cathy Nelson
Insurance Technician
Insurer Services

96-0204
COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE COMPANY
PAGE 4 of 4


Agreed to by:

GREAT AMERICAN RESERVE INSURANCE COMPANY
By: /s/ Lawrence W. Inlow
    -------------------------
(printed name) LAWRENCE W. INLOW
Title: EXECUTIVE VICE PRESIDENT

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, Great American Reserve Insurance Company (herein after referred to as the "Company") adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

     The name of the corporation is Great American Reserve Insurance Company.

                                   ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Company pursuant to a written consent dated December 1, 1995:

                  RESOLVED, that Article V of the Articles of Incorporation of the Company be amended to read as follows:

                                   "ARTICLE V

                  The Company shall have perpetual existance."

                                  ARTICLE THREE

         The total number of shares of the Company outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

         The holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

         IN WITNESS WHEREOF, the undersigned officer executes these Articles of Amendment to the Articles of Incorporation of Great American Reserve Insurance Company, this 1st day of December 1995.

                           GREAT AMERICAN RESERVE INSURANCE COMPANY

                           /s/ Lynn C. Tyson
                           ----------------------
                           Lynn C. Tyson, President

Attest:

/s/ Eric S. Tooker
----------------------
Eric S. Tooker, Assistant Secretary

STATE OF INDIANA     )
                     )
COUNTY OF HAMILTON   )

     Before me, a Notary Public in and for said County and State personally appeared Lynn C. Tyson, President, and Eric S. Tooker, Assistant Secretary, of Great American Reserve Insurance Company who acknowledge the execution of the foregoing instrument, and who, having been duly sworn, stated that any representations contained therein are true.

     Witness my hand and Notarial Seal this 1st day of December, 1995.

                                             /s/ Krista A. Pearson
                                             --------------------------
                                             Krista A. Pearson, Notary Public
                                             Residing in Marion County, IN
                                             Commission Expires 12/11/98

                                   CERTIFICATE

         The undersigned, Lynn C. Tyson and Lawrence W. Inlow, hereby certifies that they are the duly elected, qualified and acting President and Secretary, respectively, of Great American Reserve Insurance Company, a Texas insurance corporation (the "Corporation"); that attached hereto is as Exhibit A and as Exhibit B are true and correct copies of resolutions adopted by the sole shareholder and by the Board of Directors, respectively, of the Corporation pursuant to written consents dated December 1, 1995; and that as of the date hereof said written consents have not been further amended and remain in full force and effect. The undersigned further certifies that attached hereto as Exhibit C is a true and correct copy of the Articles of Amendment to the Articles of Incorporation of the Corporation dated December 1, 1995; and that such Articles of Amendment have not been further amended and as of the date hereof remain in full force and effect.

         IN WITNESS WHEREOF, This Certificate has been executed this 17th day of January, 1996.

                                              /s/ Lynn C. Tyson
                                              ---------------------
                                              Lynn C. Tyson, President

                                              /s/ Lawrence W. Inlow
                                              ----------------------------
                                              Lawrence W. Inlow, Secretary

NO. 90-2081

                                                          FILED 1/3 1991
                                                          5:00 P.M.
                                                          COMMISSIONER INSURANCE
                                                          BY: /s/ Susan Pin
                                                          HEARINGS SECTION


                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date DEC 31 1990

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

                               CHARTER AMENDMENT
                                Docket No. 11070

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE arts. 3.04 and 3.05, and TEX. BUS. CORP. ACT. arts. 4.02, 4.04 and 9.10, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, for the approval of amendments to its charter changing the location of its home office and changing the number of directors.

On December 27, 1990, a public hearing concerning the charter amendments proposed by the applicant was held before Will McCann, Hearings Officer, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas. The Commissioner's staff was represented by Ira M. Goodrich, Staff Attorney, and Cindy Thurman, Insurance Technician. The applicant was represented by Rodney D. Moore, Attorney, and Joseph L. Maverick, Vice President of GREAT AMERICAN RESERVE INSURANCE COMPANY. Evidence in the form of exhibits and testimony was presented at the hearing.

                                  JURISDICTION

The Commissioner of Insurance has jurisdiction over the application of GREAT AMERICAN RESERVE INSURANCE COMPANY pursuant to TEX. INS. CODE arts. 3.04 and
3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10. The notice of hearing, dated December 11, 1990, was properly addressed and sent by certified mail, return receipt requested, to the applicant pursuant to TEX. REV. CIV. STAT. art. 6252-13a SS.13. The notice of hearing contained a statement of the time, place and nature of the hearing, and a statement of the matters asserted and of the legal authority and jurisdiction under which the hearing was to be held.

90-2081
COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE CO.
PAGE 2 OF 3



                                FINDINGS OF FACT

Based upon the evidence presented at the hearing and the recommendations of the Hearings Officer, the Commissioner of Insurance makes the following findings of fact.

1. GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, is a domestic stock life insurance company engaged in the business of insurance pursuant to the provisions of Chapter 3 of the Insurance Code.

2. Action by the Board of Directors and the shareholder of GREAT AMERICAN RESERVE INSURANCE COMPANY authorizing the proposed amendments as required and permitted by TEX. INS. CODE arts. 3.04 and 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10 has been evidenced to the Commissioner of Insurance.

3.   As  a  result  of  the   amendment   to  Article  II  of  the  Articles  of
     Incorporation, the applicant will change its home office from Dallas, Texas, to Amarillo, Texas.

4. As a result of the amendment to Article VI of the Articles of Incorporation, the article will provide for a board of directors of not less than five nor more than fifteen members, which shall manage the affairs and property of the corporation.

5. The capital and surplus of GREAT AMERICAN RESERVE INSURANCE COMPANY are equal to or exceed the minimum requirements of capital and surplus provided in the Insurance Code for a Chapter 3 company, and are the bona fide, unconditional and unencumbered property of the company. There is no change in the capital structure of the company as a result of this amendment.

6. Testimony evidences that the officers, directors and managing executives of GREAT AMERICAN RESERVE INSURANCE COMPANY possess sufficient insurance experience, ability and standing to render the continued success of the company probable.

7. Testimony evidences that GREAT AMERICAN RESERVE INSURANCE COMPANY is acting in good faith.

                               CONCLUSION OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusion of law:

     The proposed amendments to the charter of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, have been

90-2081
COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE CO.
PAGE 3 OF 3


     evidenced to the Commission of Insurance, are properly supported by the required documents and meet all the requirements of law for their approval.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendments of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, changing the home office of the company from Dallas, Texas, to Amarillo, Texas, and changing the number of directors, be, and the same are hereby, approved.

IT IS FURTHER ORDERED that a Certificate of Authority be issued to GREAT AMERICAN RESERVE INSURANCE COMPANY, Amarillo, Texas, evidencing the changes effected by these amendments, and that thereupon the prior Certificate of Authority be cancelled.

                                                       /s/ A. W. POGUE
                                                       -------------------------
                                                       A. W. POGUE
                                                       COMMISSIONER OF INSURANCE

RECOMMENDED BY;

/s/ WILL MCCANN
---------------
WILL MCCANN
HEARINGS OFFICER

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, Great American reserve Insurance Company (herein after referred to as the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation:

                                  ARTICLE ONE

     The name of the corporation is Great American Reserve Insurance Company.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation pursuant to a written consent dated June 27, 1990:

          RESOLVED, that Article II of the Articles of Incorporation of the Corporation be amended to read as follows:

                                  "ARTICLE II

                The location of its home office shall be Amarillo, Potter County, Texas."

                                 ARTICLE THREE

     The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the Corporation pursuant to a written consent dated June 27, 1990:

           RESOLVED, that Article VI of the Articles of Incorporation of the Corporation be amended to read as follows:

                                  "ARTICLE VI

          The corporation shall have a Board of Directors of not less than five (5) nor more than fifteen (15), which shall manage the affairs and property of the corporation. The By-Laws shall specify the number of directors within the limits herein specified, and such number may be increased or decreased from time to time by amendment to the By-Laws of the corporation, but shall never be decreased to less than five (5) in number. The directors shall be elected annually or as provided by law and shall hold office until their successors are elected and qualify. The initial Board of Directors shall consist of seven (7) directors."

                                  ARTICLE FOUR

     The total number of shares of the Corporation outstanding at the time of such adoption was one million fifty-three thousands five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FIVE

     The holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

     IN WITNESS WHEREOF, the undersigned officer executes these Articles of Amendment to the Articles of Incorporation of Great American Reserve Insurance Company, this 28th day of September, 1990.

                                             GREAT AMERICAN RESERVE INSURANCE
                                             COMPANY

                                             /s/ Donald F. Gongaware
                                             ----------------------------------
                                             Donald F. Gongaware, President

Attest:

/s/ Eric S. Tooker
-----------------------------
Eric S. Tooker, Assistant
  Secretary

STATE OF INDIANA   )
                   )
COUNTY OF HAMILTON )

     Before me, a Notary Public in and for said County and State personally appeared Donald F. Gongaware, President, and Eric S. Tooker, Assistant Secretary, of Great American Reserve Insurance Company who acknowledged the execution of the foregoing instrument, and who, having been duly sworn, stated that any representations contained therein are true.

     Witness my hand and Notarial Seal this 28th day of September, 1990.

                                            /s/ Deborah A. Neal
                                            ------------------------------
                                            Deborah A. Neal, Notary Public
                                            Residing in Clinton County, IN
                                            Commission Expires 8/4/94

                                 STATE OF TEXAS
                            STATE BOARD OF INSURANCE

Certificate No. 9474         [STATE OF TEXAS SEAL]          Company No. 01-35200

                            CERTIFICATE OF AUTHORITY

THIS IS TO CERTIFY THAT

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                                AMARILLO, TEXAS

has complied with the laws of the State of Texas applicable thereto and is hereby authorized to transact the business of

                            Life; Accident; Health;
                       Variable Annuity and Variable Life

insurance within the State of Texas. This Certificate of Authority shall be in full force and effect until it is revoked, canceled or suspended according to law.

[SEAL]                                            IN TESTIMONY WHEREOF,  witness
                                             my  hand  and  seal  of  office  at
                                             Austin,  Texas,  this  31ST  day of
                                             DECEMBER, A.D. 1990.

                                             /s/ A.W. POGUE
                                             -----------------------------------
                                                  COMMISSIONER OF INSURANCE

                            STATE BOARD OF INSURANCE
                                 STATE OF TEXAS

                          [SEAL OF THE STATE OF TEXAS]

As the chief executive and administrative officer of the State Board of Insurance, the Commissioner of Insurance is the official custodian of the records of the agency. TEX. INS. CODE ANN. art. 1.09a, TEXAS OPEN RECORDS ACT TEX. REV. CIV. STAT. ANN. art. 6252-17a SS.5(a). Pursuant to the power vested in the Commissioner under article 1.09(g), the Commissioner authorizes such deputies as are necessary to carry out the provisions of the Open Records Act.

As a duly authorized representative of the Commissioner of Insurance, I hereby certify that the hereunto attached document is a true, complete and correct copy of:

      Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Amarillo, Texas, as filed with the State Board of Insurance and Commissioner's Order No. 90-2081, together, consisting of six (6) pages;



Be it known that the official records of the State Board of Insurance contain a copy of aforesaid instrument.

WITNESS MY HAND, and the seal of the Texas State Board of Insurance, this 7th day of January, 1991.

                                               A. W. POGUE
                                               COMMISSIONER OF INSURANCE

                                               By: /s/ Beverly McVey
                                               -------------------------

No. 88-0418

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date Apr 7 1988

Subject Considered: GREAT AMERICAN RESERVE INSURANCE COMPANY,
                                 Dallas, Texas

                               CHARTER AMENDMENT
                                Docket No. 9846

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE art. 3.05 and TEX. BUS. CORP. ACT arts. 4.02 and 4.04, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, for the approval of an amendment to its charter in regard to director liability.

On March 29, 1988, a public hearing concerning the proposed charter amendment was held before O. A. Cassity, III, Hearings Officer, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas. The Commissioner's staff was represented by Ira M. Goodrich, Staff Attorney, and Cindy Thurman, Corporate Custodian and Tax Division. GREAT AMERICAN RESERVE INSURANCE COMPANY was represented by J. Ralph Wood, Jr., Vice President and General Counsel. Evidence in the form of exhibits and testimony was presented at the hearing.

                                  JURISDICTION

The Commissioner of Insurance has jurisdiction over the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, pursuant to TEX. INS. CODE art. 3.05 and TEX. BUS. CORP. ACT arts. 4.02 and 4.04. Notice of the hearing, dated March 3, 1988, was properly addressed and sent by certified mail, return receipt requested, to GREAT AMERICAN RESERVE INSURANCE COMPANY pursuant to TEX. REV. CIV. STAT. art. 6252-13a SS.13, and contained a statement of the time, place and nature of the hearing, and a statement of the matters asserted and of the legal authority and jurisdiction under which the hearing was to be held.

COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE COMPANY
PAGE 2 OF 3                                                              88-0418



                                FINDINGS OF FACT

Based upon the evidence presented at the hearing and the recommendations of the Hearings Officer, the Commissioner of Insurance makes the following findings of fact:

1. GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, is a domestic stock life insurance company engaged in the business of insurance pursuant to the provisions of Chapter 3 of the Insurance Code.

2. Action by the Board of Directors and the shareholders of GREAT AMERICAN RESERVE INSURANCE COMPANY authorizing the proposed amendment as required and permitted by TEX. INS. CODE art. 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 40.4, and 9.10 has been evidenced to the Commissioner of Insurance.

3.   As a result  of the  amendment  to the  Articles  of  Incorporation,  a new
     Article VII was added. The amendment permits the limitation of the liability of a director of the company.

4. Notice of the hearing on the application was published in a newspaper of general circulation in the county of the home office of GREAT AMERICAN RESERVE INSURANCE COMPANY.

5. The officers, directors and managing executives of GREAT AMERICAN RESERVE INSURANCE COMPANY have been shown by the evidence to possess sufficient insurance experience, ability and standing to render the continued success of the company probable.

6.   GREAT AMERICAN RESERVE INSURANCE COMPANY is acting in good faith.

                               CONCLUSION OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusion of law:

     The proposed amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, has been evidenced to the Commissioner of Insurance, is properly supported by the required documents, and meets all the requirements of law for its approval.

COMMISSIONER'S ORDER
GREAT AMERICAN RESERVE INSURANCE COMPANY
PAGE 3 OF 3                                                              88-0418



IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, pertaining to the liability of a director be, and the same is hereby, approved.

                                                    /s/ R. B. Ashworth
                                                    -------------------------
                                                    DOYCE R. LEE
                                                    COMMISSIONER OF INSURANCE
                                                    By R. B. Ashworth
                                                    Acting Commissioner

RECOMMENDED BY:

/s/ O. A. Cassity, III
-------------------------
O.A. CASSITY, III
HEARINGS OFFICER

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of eliminating the personal liability of a director of the corporation to the corporation or its stockholders for monetary damages for an act of omission in the director's capacity as a director as authorized by
Article 13.02-7.06, Texas Miscellaneous Corporation Laws Act.

                                  ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on the 17th day of December, 1987. The Amendment, Article VII, is an addition to the Articles of Incorporation as amended and the full text of the provision added is as follows:

                                  "ARTICLE VII

     A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that this Article does not eliminate or limit the liability of a director for:

          (1) a breach of a director's duty of loyalty to the corporation or its shareholders;

          (2) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law;

          (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office;

          (4) an act or omission for which the liability of a director is expressly provided for by statute; or

          (5)  an act related to an unlawful stock.

     No repeal or modification of this Article VII by the shareholders of the corporation shall adversely affect any right or protection of a director existing at the time of such repeal or modification with respect to events or circumstances occurring or existing prior to such time.

                                 ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million fifty-three thousand five hundred sixty-five (1,053,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

     The holder of all of the one million forty-three thousand five hundred sixty-five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

Date: December 17, 1987                         GREAT AMERICAN RESERVE INSURANCE
                                                COMPANY

                                                By: /s/ THOMAS C. HARDY
                                                --------------------------------
                                                THOMAS C. HARDY, President

                                                By: /s/ J. RALPH WOOD, JR.
                                                --------------------------------
                                                J. RALPH WOOD, JR., Secretary

THE STATE OF TEXAS )
                   )
COUNTRY OF DALLAS  )

          Before me, a Notary Public on this 17th day of December, 1987, personally appeared Thomas C. Hardy, known to me to be the person whose name is subscribed to the foregoing document, and being by me first duly sworn, declared that the statements therein contained are true and correct.

          Given under my hand and seal of office, this day of December 17, 1987.

(Notary Seal)                                           /s/ Isobel Woodford
                                                        ------------------------
                                                        Notary Public in and for
                                                        The State of Texas

My Commission Expires:
3-23-91

No. 85-1701

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                               Date: Jun 14 1985

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

Subject Considered:
                               CHARTER AMENDMENT
                                Docket No. 9004

  General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE arts. 3.04 and 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, for the approval of an amendment to its charter increasing its authorized capital stock by creating a new class of preferred stock.

On June 13, 1985, a public hearing concerning the charter amendment proposed by the applicant was held before J. C. Thomas, Hearings Officer, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas. The Commissioner's staff was represented by Ira M. Goodrich, Attorney, and Olin B. Clemons, Assistant Director, Corporate Custodian and Tax Division. The applicant was represented by Robert Sneed, Attorney, and John Howard Stecker, Vice-President and Treasurer. Evidence in the form of exhibits and testimony was presented at the hearing.

                                  JURISDICTION

The Commissioner of Insurance has jurisdiction over the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, pursuant to TEX. INS. CODE arts 3.04 and 3.05. Notice of the hearing, dated May 29, 1985, was properly addressed and sent by certified mail, return receipt requested, to the applicant by the Commissioner of Insurance, pursuant to TEX. REV. CIV. STAT. art. 6252-13a SS.13, and contained a statement of the time, place and nature of the hearing, and a statement of the matters asserted and of the legal authority and jurisdiction under which the hearing was to be held.

                                FINDINGS OF FACT

Based upon the evidence presented at the hearing and the recommendation of the Hearings Officer, the Commissioner of Insurance makes the following findings of fact:

     1. GREAT AMERICAN RESERVE INSURANCE COMPANY is a domestic stock life insurance company engaged in the business of insurance pursuant to the provisions of Chapter 3 of the Texas Insurance Code.

     2. Action by the Board of Directors and the Shareholders of GREAT AMERICAN RESERVE INSURANCE COMPANY authorizing the proposed amendment as required and permitted by TEX. INS. CODE arts. 3.04 and 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10 had been evidenced to the Commissioner of Insurance.

GREAT AMERICAN RESERVE
INSURANCE COMPANY
PAGE 2 OF PAGE 2                                                         85-1701

     3. As a result of the charter amendment the company will increase its authorized capital stock from $5,112,000.00 divided into 1,065,000 shares of common stock with a par value of $4.80 per share to $9,112,000.00 divided into 1,065,000 shares of common stock with a par value of $4.80 per share, and 40,000 shares of preferred stock with a par value of $100.00 per share.

     4. As of the date of the hearing, 1,043,565 shares of common stock, representing more than 50% of the authorized capital stock, had been subscribed to and fully paid for by the sole shareholder of the company.

     5. The amendment will not increase the stated capital of GREAT AMERICAN RESERVE INSURANCE COMPANY.

     6. The capital and surplus of GREAT AMERICAN RESERVE INSURANCE COMPANY, as of the date of the hearing and upon approval of the charter amendment, exceeds the minimum requirements of capital and surplus provided in the Texas Insurance Code, and is the bona fide, unconditional and unencumbered property of the company.

     7. The officers, directors and managing executives of GREAT AMERICAN RESERVE INSURANCE COMPANY have been shown by the evidence to possess sufficient insurance experience, ability and standing to render the continued success of the company probable.

     8. The testimony evidences that GREAT AMERICAN RESERVE INSURANCE COMPANY is acting in good faith.

                               CONCLUSIONS OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

     The proposed amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, has been evidenced to the Commissioner of Insurance, is properly supported by the required documents, and meets all the requirements of law for its approval.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment increasing the authorized capital stock of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, from $5,112,000.00 divided into 1,065,000 shares of common stock with a par value of $4.80 per share to $9,112,000.00 divided into 1,065,000 shares of common stock with a par value of $4.80 per share, and 40,000 shares of preferred stock with a par value of $100.00 per share be, and the same is hereby, approved.

                                                    /s/ TOM BOND
                                                    -------------------------
                                                    TOM BOND
                                                    COMMISSIONER OF INSURANCE

Recommended By:
/s/ J. C. THOMAS                                    By: /s/ Nicholas Murphy
-------------------------                           -------------------------
J. C. THOMAS                                           Deputy Commissioner
HEARINGS OFFICER

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of increasing the authorized capital stock from $5,112,000.00 to $9,112,000.00 by creating a new class of preferred stock of 40,000 shares of the par value of $100.00 each so that the capital stock of the corporation shall be $9,112,000.00 divided into 1,065,000 shares of common stock of the par value of $4.80 each and 40,000 shares of preferred stock of the par value of $100.00 each.

                                  ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders on the 28th day of May, 1985.

     "Article IV of the Article of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY is hereby amended so as to hereafter read as follows:

                                   ARTICLE IV.

     "The aggregate amount of the authorized capital stock of this corporation shall be $9,112,000.00, divided into: (1) 1,065,000 shares of common stock, each of the par value of $4.80; and (2) 40,000 shares of preferred stock, each of the par value of $100.00

     "The preferred stock may be issued in one or more series. The designations, preferences and other special rights, of the preferred stock of each series shall be such as are stated and expressed herein and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors (authority so to do being hereby expressly granted) and stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of preferred stock of such series. Such resolution or resolutions shall
     (a) specify the series to which the preferred stock shall belong, (b) state whether a dividend shall be payable in cash, stock or otherwise, whether such dividend shall be cumulative or non-cumulative and whether the preferred stock of such series shall rank on parity with any other series of preferred stock as to dividend and fix the dividend rate therefor (or the manner of computing the rate of such dividends thereon), (c) fix the amount which the holders of the preferred stock of such series shall be entitled to be paid in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, (d) state whether or not the preferred stock of such series shall be redeemable and at what times and under what conditions and the amount or amounts payable thereon in the event of redemption; and may provide for a sinking fund for the purchase or redemption; or a purchase fund for the purchase of shares of such series and the terms and provisions governing the operation of any such fund and the status as to reissuance of shares of preferred stock purchased or otherwise reacquired or redeemed or retired through operation thereof, and that so long as the corporation is in default as to such sinking or purchase fund the corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon or purchase or redeem shares of capital common stock with respect to dividends or distribution of assets upon liquidation; and grant such other special rights to the holders of shares of such series as the Board of Directors may determine and as shall not be inconsistent with the provisions of this Article."

                                 ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five (1,043,565).

                                  ARTICLE FOUR

     The holder of all of the one million forty three thousand five hundred sixty five (1,043,565) shares outstanding and entitled to vote on said amendment has signed a consent in writing voting for said amendment. No votes were cast against said amendment.

                                  ARTICLE FIVE

     The amendment does not provide for any exchange, reclassification or cancellation of issued shares. The amendment does not change the amount of stated capital, but creates a new class of shares, same being forty thousand (40,000) preferred shares of $100.00 par value, with all the rights and privileges specified in Article Two hereof, which will be authorized but unissued. If any of such preferred shares are issued, the amount of stated capital will be increased by a sum equal to the par value of those shares issued.

DATED: MAY 28, 1985.

Filed with State Board of In-
surance of the State of
Texas This 14TH
Day of JUNE 1985
Commissioner of Insurance
By /s/ S R

                                        GREAT AMERICAN RESERVE INSURANCE COMPANY

                                        By: /s/ THOMAS C. HARDY
                                        ----------------------------------------
                                        THOMAS C. HARDY, President

                                        By: /s/ J. RALPH WOOD, JR.
                                        ----------------------------------------
                                        J. RALPH WOOD, JR. Secretary


THE STATE OF TEXAS

COUNTY OF DALLAS

     I, Wanda Lee, a Notary Public, do hereby certify that on this the 28th day of May, 1985, personally appeared before me Thomas C. Hardy, who declared that he is President of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunto set my hand and seal of office, the date and year before written.

(Notary Seal)                                           /s/ Wanda Lee
                                                        ------------------------
                                                        Notary Public in and for
                                                        The State of Texas

My commission expires:

        WANDA LEE, Notary Public                             Wanda Lee
  -----------------------------------                   ------------------------
     in and for the State of Texas                      (Printed Name of Notary)
My Commission expires November 30, 1988



THE STATE OF TEXAS

COUNTY OF DALLAS

     I, Wanda Lee, A Notary Public, do hereby certify that on this the 28th day of May, 1985, personally appeared before me J. Ralph Wood, Jr., who declared that he is Secretary of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunto set my hand and seal of office, the date and year before written.

(Notary Seal)                                           /s/ Wanda Lee
                                                        ------------------------
                                                        Notary Public in and for
                                                        The State of Texas

My commission expires:

        WANDA LEE, Notary Public                             Wanda Lee
  -----------------------------------                   ------------------------
     in and for the State of Texas                      (Printed Name of Notary)

                            STATE BOARD OF INSURANCE
                                 STATE OF TEXAS
                               [TEXAS STATE SEAL]

As the chief executive and administrative officer of the State Board of Insurance, the Commissioner of Insurance is the official custodian of the records of the agency. TEX. INS. CODE ANN. art. 1.09a, TEXAS OPEN RECORDS ACT TEX. REV. CIV. STAT. ANN. art. 6252-17a SS.5(a). Pursuant to the power vested in the Commissioner under article 1.09(g), the Commissioner authorizes such deputies as are necessary to carry out the provisions of the Open Records Act.

As a duly authorized representative of the Commissioner of Insurance, I hereby certify that the hereunto attached document is a true, complete and correct copy of:


The Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, together with Commissioner Order No. 88-0418, dated April 7, 1988, consisting of five (5) pages.




Be it known that the official records of the State Board of Insurance contain a copy of aforesaid instrument.

WITNESS MY HAND, and the seal of the Texas State Board of Insurance, this 2ND day of NOVEMBER, 1988.

                                               DOYCE R. LEE
                                               COMMISSIONER OF INSURANCE
                                               By: /s/ Jack Illegible
                                               -------------------------

No. 85-1001

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date Mar 27 1985

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

                               CHARTER AMENDMENT
                                Docket No. 7955

General remarks and official action taken:

On this day came on for consideration by the Commissioner of Insurance, pursuant to TEX. INS. CODE arts. 3.04 and 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10, the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, for the approval of an amendment to its charter increasing its authorized capital stock through an increase in the par value of such stock.

On March 15, 1985, a public hearing concerning the charter amendment proposed by the applicant was held before John Brady, Hearings Officer, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas. The Commissioner's staff was represented by Ira M. Goodrich, Attorney, and Olin B. Clemmons, Assistant Director, Corporate Custodian and Tax Division. The applicant was represented by Robert C. Sneed, Attorney, John Howard Stecker, Vice-President and Treasurer, and Ralph Wood, Jr., Vice-President and General Counsel. Evidence in the form of exhibits and testimony was presented at the hearing.

                                  JURISDICTION

The Commissioner of Insurance has jurisdiction over the application of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, pursuant to TEX. INS. CODE arts. 3.04 and 3.05. Notice of the hearing, dated February 22, 1985, was properly addressed and sent by certified mail, return receipt requested, to the applicant by the Commissioner of Insurance, pursuant to TEX. REV. CIV. STAT. art. 6252-13a SS.13, and contained a statement of the time, place and nature of the hearing, and a statement of the matters asserted and of the legal authority and jurisdiction under which the hearing was to be held.

                                FINDINGS OF FACT

Based upon the evidence presented at the hearing and the recommendation of the Hearings Officer, the Commissioner of Insurance makes the following findings of fact:

     1. GREAT AMERICAN RESERVE INSURANCE COMPANY is a domestic stock life insurance company engaged in the business of insurance pursuant to the provisions of Chapter 3 of the Texas Insurance Code.

     2. Action by the Board of Directors and the Shareholders of GREAT AMERICAN RESERVE INSURANCE COMPANY authorizing the proposed amendment as required and permitted by TEX. INS. CODE arts. 3.04 and 3.05 and TEX. BUS. CORP. ACT arts. 4.02, 4.04 and 9.10 has been evidenced to the Commissioner of Insurance.

COMMISSIONER'S ORDER
PAGE 2                                                                   85-1001

     3. As a result of the proposed amendment to Article IV of the Articles of Incorporation, the applicant will increase its authorized capital stock from $2,130,000.00 divided into 1,065,000 shares with a par value of $2.00 per share and to $5,112,000.00 divided into 1,065,000 shares with a par value of $4.80 per share.

     4.   As of the  date  of the  hearing  and  upon  approval  of the  charter
          amendment  1,043,565  shares,   representing  more  than  50%  of  the
          authorized capital stock, have been issued and are outstanding.

     5. The proposed amendment will increase the stated capital of GREAT AMERICAN RESERVE INSURANCE COMPANY from $2,087,130.00 to $5,009,112.00 and will be effected by the transfer of $2,921,982.00 from contributed surplus of the company to its capital account. The present outstanding shares of $2.00 par value common stock shall be exchanged share for share for $4.80 common stock.

     6. The capital and surplus of GREAT AMERICAN RESERVE INSURANCE COMPANY, as of the date of the hearing and upon approval of the charter amendment, exceeds the minimum requirements of capital and surplus provided in the Texas Insurance Code, and is the bona fide, unconditional and unencumbered property of the company.

     7. The officers, directors and managing executives of GREAT AMERICAN RESERVE INSURANCE COMPANY have been shown by the evidence to possess sufficient insurance experience, ability and standing to render the continued success of the company probable.

     8. The testimony evidences that GREAT AMERICAN RESERVE INSURANCE COMPANY is acting in good faith.

                               CONCLUSIONS OF LAW

Based upon the foregoing findings of fact, the Commissioner of Insurance makes the following conclusions of law:

     The proposed amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, has been evidenced to the Commissioner of Insurance, is properly supported by the required documents and meets all the requirements of law for its approval.

IT IS, THEREFORE, THE ORDER of the Commissioner of Insurance that the charter amendment increasing the authorized capital stock of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, from $2,130,000 divided into 1,065,000 shares with a par value of $2.00 per share to $5,112,000.00 divided into 1,065,000 shares with a par value of $4.80 per share be, and the same is hereby, approved.

                                                 /s/ Tom Bond
                                                 -------------------------
                                                 TOM BOND
                                                 COMMISSIONER OF INSURANCE

Recommended By:

/s/ John Brady
----------------
JOHN BRADY
HEARINGS OFFICER

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and Article 3.05 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY, which amendment has the effect of increasing the authorized capital stock from $2,130,000.00 to $5,112,000.00 by increasing the par value of the shares of common stock from Two and No/100 Dollars ($2.00) par value to Four and 80/100 Dollars ($4.80) par value: the number of authorized shares remains unchanged.

                                  ARTICLE ONE

     The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

                                  ARTICLE TWO

     The following amendment to the Articles of Incorporation was adopted by the shareholders on the 8th day of November, 1984.

     "Article IV of the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE COMPANY is hereby amended so as to hereafter read as follows:

                                  "ARTICLE IV.


     "The amount of the authorized capital stock of this corporation shall be $5,112,000.00, divided into 1,065,000 shares of common stock of the par value of $4.80 each."

                                 ARTICLE THREE

     The total number of shares of the corporation outstanding at the time of such adoption was one million forty-three thousand five hundred sixty-five (1,043,565) and the number of shares entitled to vote thereon was one million forty-three thousand five hundred sixty-five. (1,043,565).

                                  ARTICLE FOUR

     The holder of all of the shares outstanding and entitled to vote on said amendment has signed a consent in writing adopting said amendment.

                                  ARTICLE FIVE

     The amendment does not provide for any reclassification or cancellation of issued shares; present shares of $2.00 par value will be exchanged for shares of $4.80 par value.

                                  ARTICLE SIX

     The manner in which such amendments effect a change in the amount of the stated capital, and the amount of stated capital as changed by such amendment, are as follows: The amount of stated capital is increased from Two Million Eighty-seven Thousand One Hundred Thirty and No/100 Dollars ($2,087,130.00) to Five Million Nine Thousand One Hundred Twelve and No/100 Dollars ($5,009,112.00), and the number of authorized shares representing such capital shall remain the same but the par value of each share shall be increased from Two and No/100 Dollars ($2.00) to Four and 80/100 Dollars ($4.80). Such increase in stated capital will be effected by a transfer of Two Million Nine Hundred Twenty-one Thousand Nine Hundred Eighty-two and No/100 Dollars ($2,921,982.00) from contributed surplus of the corporation to its capital account. Present outstanding shares of $2.00 par value common stock shall be exchanged share for share for $4.80 par value common stock.

DATED: November 8, 1984

                                              GREAT AMERICAN RESERVE INSURANCE
                                              COMPANY

                                              By: /s/ Tom Hardy
                                              -------------------------------
                                              Tom Hardy, President

                                              AND

                                              By: /s/ Terrence L. Whitworth
                                              -------------------------------
                                              Terrence L. Whitworth Secretary

THE STATE OF TEXAS

COUNTY OF DALLAS

     I, NANCY L. CASPER, a Notary Public, do hereby certify that on this the 8th day of November, 1984, personally appeared before me Tom Hardy, who declared that he is President of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunder set my hand and seal of office, the date and year before written.

[Notary seal]                                      /s/ Nancy L. Casper
                                                   ------------------------
                                                   Notary Public in and for
                                                   The State of Texas

                                                   Nancy L. Casper
My Commission Expires:                             ------------------------
May 24, 1988                                       (Printed Name of Notary)


THE STATE OF TEXAS

COUNTY OF DALLAS

     I, NANCY L. CASPER, a Notary Public, do hereby certify that on this the 8TH day of NOVEMBER, 1984, personally appeared before me TERRENCE L. WHITWORTH, who declared that HE is Secretary of the corporation executing the foregoing instrument, and being by me first duly sworn, acknowledged that HE signed the foregoing document in the capacity therein set forth and declared the statements therein contained are true.

     IN WITNESS WHEREOF, I hereunder set my hand and seal of office, the date and year before written.

[Notary seal]                                      /s/ Nancy L. Casper
                                                   ------------------------
                                                   Notary Public in and for
                                                   The State of Texas

                                                   Nancy L. Casper
My Commission Expires:                             ------------------------
May 24, 1988                                       (Printed Name of Notary)


                         Filed with State Board of In-
                         surance of the State of
                         Texas This 27TH
                         Day of MARCH 1985
                         Commissioner of Insurance
                         By /s/ SR

                            STATE BOARD OF INSURANCE
                                 STATE OF TEXAS

                             [STATE OF TEXAS SEAL]

As the chief executive and administrative officer of the State Board of Insurance, the Commissioner of Insurance is the official custodian of the records of the agency. TEX. INS. CODE ANN. art. 1.09a, TEXAS OPEN RECORDS ACT TEX. REV. CIV. STAT. art. 6252-17a SS.5(a). Pursuant to the power vested in the Commissioner under article 1.09(g), the Commissioner authorizes such deputies as are necessary to carry out the provisions of the Open Records Act.

As a duly authorized representative of the Commissioner of Insurance, I hereby certify that the hereunto attached document is a true, complete and correct copy of:

Amendment to Articles of  Incorporation  of GREAT  AMERICAN  INSURANCE  COMPANY,
Dallas, Texas, as filed in the State Board of Insurance on June 14, 1985, together with Official Order No. 85-1701, consisting of five (5) pages:



Be it known that the official records of the State Board of Insurance contain a copy of aforesaid instrument.

WITNESS MY HAND, and the seal of the Texas State Board of Insurance, this 21ST day of AUGUST, 1985.

                           DOYCE R. LEE
                           COMMISSIONER OF INSURANCE

                           By: /s/ R B Ashworth
                           -------------------------

[SEAL]
                              THE ATTORNEY GENERAL
                                    OF TEXAS
                                AUSTIN 11, TEXAS

WAGGONER CARR
ATTORNEY GENERAL

                                                            Austin, July 30 1965

                                  CERTIFICATE

          I hereby certify that the attached Charter Amendment to Articles of Incorporation of Great American Reserve Insurance Company, together with all supporting documents, which were heretofore approved by the order of the Commissioner of Insurance, DATED July 28, 1965, were submitted on the 29th day of July 1965 and, being examined only as to formal compliance with the Constitution and laws of the State of Texas and not as to solvency or financial condition, is in this respect in conformity with the law of Texas.

                                                    /s/ WAGGONER CARR
                                                    ---------------------
                                                        WAGGONER CARR
                                                        Attorney General

[SEAL]                   Filed with State Board of In-
                         surance of the State of
                         Texas this 3rd
                         Day of August 1965
                         Commissioner of Insurance

                         By _____________

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY

          Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act and the provisions of Chapter 3 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

          ARTICLE ONE. The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

          ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 28, 1965. Article IV of the Articles of Incorporation was amended to increase the capital stock of the corporation from $2,100,000.00, divided into 1,050,000 shares of common stock of the par value of $2.00 each to $2,130,000.00 by increasing the number of shares to 1,065,000 of the common stock of the par value of $2.00 each.

          The amendment changes Article IV of the Articles of Incorporation, and said Article IV is hereby amended to read as follows:

          "ARTICLE IV.

          "The amount of the authorized capital stock of this corporation shall be $2,130,000.00 divided into 1,065,000 shares of common stock of the par value of $2.00 each."

          ARTICLE THREE. The number of shares outstanding at the time of the adoption of such amendment was 1,050,000 of common stock, all of the same class and all entitled to vote.

          ARTICLE FOUR. The number of shares voting for such amendment was 959,014 and the number of shares voting against such amendment was none.

          ARTICLE FIVE. The manner in which the amendment shall be effected is as follows:

          14,900 shares will be issued to the stockholders of Hub Insurance Company pursuant to Articles of Merger filed contemporaneously herewith.

          ARTICLE SIX. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by the amendment, are as follows:

          The amount of stated capital is increased from $2,100,000.00 to $2,129,800.00. Said increase results from the application to capital of $29,800.00 of earned surplus of the Company. The remaining 100 shares have not been issued or paid for, and shall not constitute capital or stock or capital stock of this company.

          Dated this 3rd day of May, 1965.

                                        GREAT AMERICAN RESERVE INSURANCE COMPANY

                                        By /s/ C. D. Scott
                                        ----------------------------------------
                                                       Its President

                                        And /s/ C. Robert Hall, Jr.
                                        ----------------------------------------
                                                       Its Secretary

THE STATE OF TEXAS

COUNTY OF DALLAS

          I, Peggy L. Edwards, a Notary Public, do hereby certify that on the 3rd day of May, 1965, personally appeared before me C. D. SCOTT and C. ROBERT HALL, JR., who declared to me that they are President and Secretary, respectively, of the corporation executing the foregoing document, and being first duly sworn, each acknowledged that they signed the foregoing document in the capacities therein set forth and declared that the said statements therein contained are true.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                             /s/ PEGGY L. EDWARDS
                                             -----------------------------------
                                             Notary Public, Dallas County, Texas

My Commission Expires:
June 1, 1965

No. 19071

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date JUL 28 1965

                               CHARTER AMENDMENT
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

Subject Considered:

                                     MERGER
                             HUB INSURANCE COMPANY
                                   Hye, Texas
                                      AND
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas
                    ----------------------------------------

General remarks and official action taken:

     On this day, came on for consideration by the Commissioner of Insurance, the merger between HUB INSURANCE COMPANY, Hye, Texas, and GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, and the amendment to the charter of GREAT AMERICAN RESERVE INSURANCE COMPANY, the surviving corporation, increasing its authorized capital from TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) divided into One Million Fifty Thousand (1,050,000) shares of stock of the par value of TWO DOLLARS ($2.00) per share to TWO MILLION ONE HUNDRED THIRTY THOUSAND DOLLARS ($2,130,000) divided into One Million Sixty-five Thousand (1,065,000) shares of stock of the par value of TWO DOLLARS ($2.00) per share, not less than fifty percent (50%) of which shares have been fully subscribed and paid for.

     After proper notice to both companies, a public hearing was held before the Commissioner of Insurance, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas, on July 23, 1965. GREAT AMERICAN RESERVE INSURANCE COMPANY has furnished a publisher's affidavit that the notice of the hearing concerning the charter amendment was published in a newspaper of general circulation in the county of the home office of that company at least ten (10) days prior to such hearing. Representatives of the companies appeared at such hearing and gave evidence and testimony in support of the merger and the charter amendment.

     Evidence was presented that the proposed charter amendment of GREAT AMERICAN RESERVE INSURANCE COMPANY was for the purpose of increasing its authorized shares of stock so that such stock can be issued to the shareholders of HUB INSURANCE COMPANY to effect a merger of the two companies, and that upon consummation of the merger GREAT AMERICAN RESERVE INSURANCE COMPANY will succeed to all of the assets and liabilities of HUB INSURANCE COMPANY.

     Action of the Board of Directors and the stockholders of GREAT AMERICAN INSURANCE COMPANY, as required and permitted by Article 3.05 of the Texas Insurance Code and Articles 4.02 and 4.04 of the Texas Business Corporation Act, has been evidenced to the Commissioner of Insurance and the charter amendment is properly supported by other required documents and papers.

Commissioner's Order                  -2-                 Great American Reserve


It appears to the Commissioner from the Plan of Merger and the Articles of Merger and from the evidence and testimony presented at the hearing that the two companies meet the requirements of Article 21.25 of the Texas Insurance Code, and may lawfully merge, and that the Board of Directors and stockholders of each company have taken the required, necessary and permitted action as set out in
Article 21.25 of the Texas Insurance Code. It further appears that the Plan of Merger and the Articles of Merger are in accordance with Article 21.25 of the Texas Insurance Code, and the applicable provisions of the Texas Business Corporation Act, and that GREAT AMERICAN RESERVE INSURANCE COMPANY will take over and assume all of the assets and liabilities of HUB INSURANCE COMPANY.

Based upon the evidence presented, the Commissioner finds: (1) that the minimum capital and surplus, as required by law, is the bona fide property of GREAT AMERICAN RESERVE INSURANCE COMPANY; (2) that the officers, directors and managing executives of GREAT AMERICAN RESERVE INSURANCE COMPANY have sufficient insurance experience, ability and standing to render success of the company probable; and (3) that GREAT AMERICAN RESERVE INSURANCE COMPANY is acting in good faith.

Based upon the evidence and testimony presented at the hearing and the documents filed, it appears to the Commissioner of Insurance that the Plan of Merger does not substantially reduce the security of and service to be rendered the policyholders of the companies; and that such plan is not contrary to law nor contrary to the best interests of the policyholders affected by the plan. THEREFORE, the Commissioner of Insurance, as required by Article 21.25 of the Texas Insurance Code, hereby gives approval of such merger, with such merger to become effective on the date of this Order. The Commissioner further orders that proper notation be made upon all records of this Department to the effect that GREAT AMERICAN RESERVE INSURANCE COMPANY is the surviving corporation.

The Commissioner of Insurance hereby enters this as his ORDER OF APPROVAL of the charter amendment of GREAT AMERICAN RESERVE INSURANCE COMPANY and directs that, as required by Articles 3.04 and 3.05, Texas Insurance Code, the pertinent papers filed herein be referred to the Attorney General of the State of Texas for his approval of the charter amendment.

                                                   /s/ J. N. NUTT
                                                   -----------------------------
                                                       J. N. NUTT
                                                       COMMISSIONER OF INSURANCE

Prepared by:

/s/ PAUL D. CONNOR
-----------------------------
PAUL D. CONNOR
Assistant to the Commissioner

[SEAL]
                              THE ATTORNEY GENERAL
                                    OF TEXAS

                                AUSTIN 11, TEXAS

WAGGONER CARR
ATTORNEY GENERAL

                                                           Austin, April 8, 1964

                                  CERTIFICATE

          I hereby certify that the attached Charter Amendment to Articles of Incorporation of Great American Reserve Insurance Company, together with all supporting documents, which were heretofore approved by the order of the Commissioner of Insurance, dated April 6, 1964, were submitted on the 7th day of April, 1964, and, being examined only as to formal compliance with the Constitution and laws of the State of Texas and not as to solvency or financial condition, is in this respect in conformity with the law of Texas.

                                                    /s/ WAGGONER CARR
                                                    ---------------------
                                                        WAGGONER CARR
                                                        Attorney General

[SEAL]                   Filed with State Board of In-
                         surance of the State of
                         Texas This 9th
                         Day of April 1964

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                    ----------------------------------------

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION

          Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act and the provisions of Chapter 3 of the Insurance Code of Texas, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

          ARTICLE ONE. The name of the corporation is GREAT AMERICAN RESERVE INSURANCE COMPANY.

          ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on March 10, 1964. Article IV of the Articles of Incorporation was amended to increase the capital stock of the corporation from $1,545,000.00 to $2,100,000.00, reducing the par value of shares from $3.00 to $2.00 per share, and thus increasing the number of shares from 515,000 of common stock of par value of $3.00 per share to 1,050,000 shares of common stock of the par value of $2.00 per share.

          The amendment changes Article IV of the Articles of Incorporation, and said Article IV is hereby amended to read as follows:

                                   "ARTICLE IV

                    "The amount of capital stock of this corporation shall be $2,100,000.00, divided into 1,050,000 shares of common stock of the par value of $2.00 each."

          ARTICLE THREE. The number of shares outstanding at the time of the adoption of such amendment was 515,000 of common stock, all of the same class and all entitled to vote.

          ARTICLE FOUR. The number of shares voting for such amendment was 428690 and the number voting against such amendment was none.

          ARTICLE FIVE. The manner in which the amendment shall be effected is as follows:

          To accomplish the net result of the reduction in par value and the stock dividend, one additional share will be issued for each outstanding share.

          ARTICLE SIX. The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by the amendment, are as follows:

          The amount of stated capital is increased from $1,545,000.00 to $2,060,000.00. Said increase results from the application to capital of $515,000.00 of surplus of the Company, for which a stock dividend of 257,500 shares of the par value of $2.00 each has been declared pro rata to all stockholders of record as of March 6, 1964. The remaining 20,000 authorized shares have not been issued or paid for, and shall not constitute capital or stock or capital stock of this Company.

          Dated this 10th day of March, 1964.

                                        GREAT AMERICAN RESERVE INSURANCE COMPANY

                                        By /s/ C. D. Scott
                                        ----------------------------------------
                                                       Its President

                                        And /s/ C. Robert Hall, Jr.
                                        ----------------------------------------
                                                       Its Secretary

THE STATE OF TEXAS

COUNTY OF DALLAS

          I, David L. Rockman, a Notary Public, do hereby certify that on the 13th day of March, 1964, personally appeared before me C. D. SCOTT and C. ROBERT HALL, JR., who declared to me that they are President and Secretary, respectively, of the corporation executing the foregoing document, and being first duly sworn, each acknowledged that they signed the foregoing document in the capacities therein set forth and declared that the said statements therein contained are true.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                             /s/ David L. Rockman
                                             -----------------------------------
                                             Notary Public, Dallas County, Texas

My Commission Expires
June 1, 1965

No. 15945

                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date APR 6- 1964

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

                               CHARTER AMENDMENT
                    ----------------------------------------

General remarks and official action taken:

     On this day, came on for consideration by the Commissioner of Insurance, the amendment to the charter of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, increasing its authorized capital from ONE MILLION FIVE HUNDRED FORTY-FIVE THOUSAND DOLLARS ($1,545,000) divided into Five Hundred Fifteen Thousand (515,000) shares of stock of the par value of THREE DOLLARS ($3.00) per share to TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) divided into One Million Fifty Thousand (1,050,000) shares of stock of the par value of TWO DOLLARS ($2.00) per share, not less than fifty percent (50%) of which shares have been fully subscribed and paid for, by reducing the par value of the stock, declaring a stock dividend and transferring FIVE HUNDRED FIFTEEN THOUSAND DOLLARS ($515,000) from surplus to capital.

     A public hearing was deemed necessary by the Commissioner of Insurance on the charter amendment, and due and proper notice was given to the company, and the company has furnished a publisher's affidavit that the notice of the hearing was published at least ten (10) days prior to the hearing in a newspaper of general circulation in the county of the home office of the company.

     On April 6, 1964, a public hearing was held before Joe B. Roberts, Hearing Officer for the State Board of Insurance, in the offices of the State Board of Insurance, 1110 San Jacinto, Austin, Texas, concerning the proposed charter amendment, and the company appeared by and through C. Robert Hall, Secretary, and offered evidence and testimony in support of the amendment.

     Action of the Board of Directors and the stockholders of the company, as required and permitted by Article 3.05 of the Texas Insurance Code and Articles 4.02 and 4.04 of the Texas Business Corporation Act, has been evidenced to the Commissioner of Insurance, and the amendment is properly supported by other required documents and papers.

     Based upon the evidence presented and the findings and recommendations of the Hearing Officer, the Commissioner finds: (1) the minimum capital and surplus, as required by law, is the bona fide property of the company; (2) the officers, directors and managing executives have sufficient insurance experience, ability and standing to render success of the company probable;
     (3) the company is acting in good faith. THEREFORE, the Commissioner of Insurance hereby enters this as his ORDER OF APPROVAL of such charter amendment.

Commissioner's Order                  -2-                 Great American Reserve

It is further ordered that, as required by Articles 3.04 and 3.05, Texas Insurance Code, the charter amendment now be referred to the Attorney General of this State for his approval.

                                                       /s/ J. N. NUTT
                                                       -------------------------
                                                              J. N. NUTT
                                                       COMMISSIONER OF INSURANCE

Prepared by:

/s/ P. FRANK LAKE
-----------------
P. FRANK LAKE
Legal Counsel

[SEAL]

                              THE ATTORNEY GENERAL
                                    OF TEXAS
                                AUSTIN 11, TEXAS

   WILL WILSON
ATTORNEY GENERAL

                                                             Austin, May 6, 1960


                                  CERTIFICATE


     I hereby certify that the attached Charter Amendment to Articles of Incorporation of Great American Reserve Insurance Company together with all supporting documents, which were heretofore approved by the order of the Commissioner of Insurance dated March 31, 1960, were submitted on the 31st day of March 1960 and, being examined only as to formal compliance with the Constitution and laws of the State of Texas and not as to solvency or financial condition, is in this respect in conformity with the law of Texas.


                                                    /s/ WILL WILSON
                                                    ---------------
                                                        Will Wilson
                                                        Attorney General

[SEAL]                   Filed with State Board of In-
                         surance of the State of
                         Texas This 10th
                         Day of March 1960

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   OF GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,545,000.00
                   -------------------------------------------


THE STATE OF TEXAS

COUNTY OF DALLAS

          WHEREAS, at the regular meeting of the stockholders of Great American Reserve Insurance Company, a corporation heretofore duly organized and chartered under the laws of the State of Texas, held at the office of the company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1960, in conformity with the laws of this State and the By-Laws of said corporation, a majority of the stockholders of said corporation voted to increase the authorized capital of said corporation from $1,030,000.00 to $1,545,000.00, by increasing the number of shares to 515,000 and reducing the par value of all shares to $3.00 per share; and

          WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1960 in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter and Articles of Incorporation of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $1,030,000.00 to the amount of $1,545,000.00, by increasing the number of shares to 515,000 and reducing the par value of all shares to $3.00 per share; and

          WHEREAS, pursuant to Resolutions of the stockholders and Board of Directors, $515,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 171,666-2/3 shares of common stock of the par value of $3.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $515,000.00 being now in possession of the company and credited to capital:

          NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

          That we, the undersigned, being a majority of the Board of Directors of said Great American Reserve Insurance Company, and also being stockholders of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the Articles of Incorporation of said Great American Reserve Insurance Company now on file with the State Board of Insurance of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $1,030,000.00 to $1,545,000.00, dividend into 515,000 shares of the par value of $3.00 each, so that said

          Article IV shall hereafter read as follows:

                                  "ARTICLE IV.

               "The amount of the capital stock of this corporation shall be $1,545,000.00, divided into 515,000 shares of common stock of the par value of $3.00 each."

                    And we do hereby adopt, authenticate and certify this amendment to the State Board of Insurance of Texas for the purpose and to the end that this amendment when approved and filed, together with the original Charter and Articles of Incorporation and all prior amendments thereto filed with said State Board of Insurance of Texas, shall constitute the amended Articles of Incorporation and Charter of said Great American Reserve Insurance Company.

                    IN WITNESS WHEREOF, we have hereunto subscribed our names this the 15 day of March, 1960.

                                                   /s/ EARLE E. BAILEY
                                                   ------------------------
                                                   Earle E. Bailey

                                                   /s/ E. E. COMBEST
                                                   ------------------------
                                                   E. E. Combest

                                                   /s/ JEROME K. CROSSMAN
                                                   ------------------------
                                                   Jerome K. Crossman

                                                   /s/ L. E. ELLIOTT
                                                   ------------------------
                                                   L. E. Elliott

                                                   /s/ RICHARD J. HAMBLETON
                                                   ------------------------
                                                   Richard J. Hambleton

                                                   /s/ ORLO L. KARSTEN
                                                   ------------------------
                                                   Orlo L. Karsten

                                                   /s/ BLAGDEN MANNING
                                                   ------------------------
                                                   Blagden Manning

                                                   /s/ AVERY MAYS
                                                   ------------------------
                                                   Avery Mays

                                                   /s/ HENRY NEUHOFF, JR.
                                                   ------------------------
                                                   Henry Neuhoff, Jr.

                                                   /s/ W. H. PIERCE
                                                   ------------------------
                                                   W. H. Pierce

                                                   /s/ CHARLES D. SCOTT
                                                   ------------------------
                                                   Charles D. Scott

                                                   /s/ GLEN WALLACE
                                                   ------------------------
                                                   Glen Wallace

                                                   /s/ TRAVIS T. WALLACE
                                                   ------------------------
                                                   Travis T. Wallace

                                                   /s/ JOHN W. CROMWELL
                                                   ------------------------
                                                   John W. Cromwell

THE STATE OF TEXAS

COUNTY OF DALLAS

          BEFORE ME, the undersigned authority, on this day personally appeared Earle E. Bailey, E. E. Combest, John W. Cromwell, Jerome K. Crossman, L. E. Elliott, Richard J. Hambleton, Orlo L. Karsten, Blagden Manning, Avery Mays, Henry Neuhoff, Jr., W. H. Pierce, Charles D. Scott, Glen Wallace and Travis T. Wallace, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter and Articles of Incorporation of Great American Reserve Insurance Company) and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th day of March, 1960.


                                             /s/ PAT HOFFMAN
                                             -----------------------------------
                                             Notary Public, Dallas County, Texas

                                             My commission expires June 1, 1961

No. 6077


                                 OFFICIAL ORDER
                                     OF THE
                           COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                 AUSTIN, TEXAS

                                Date MAR 31 1960

Subject Considered:

                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                                 Dallas, Texas

                               CHARTER AMENDMENT
                    ----------------------------------------

General remarks and official action taken:

On this day, came on for consideration by the Commissioner of Insurance, the charter amendment of GREAT AMERICAN RESERVE INSURANCE COMPANY, Dallas, Texas, increasing its capital from ONE MILLION, THIRTY THOUSAND DOLLARS ($1,030,000) divided into One Hundred and Three Thousand (103,000) shares of stock of the par value of TEN DOLLARS ($10.00) per share, to ONE MILLION, FIVE HUNDRED AND FORTY-FIVE THOUSAND DOLLARS ($1,545,000) divided into Five Hundred and Fifteen Thousand (515,000) shares of stock of the par value of THREE DOLLARS ($3.00) per share.

As the charter amendment involved only a stock dividend by means of lawful transfer of surplus to capital, and a stock split, a public hearing was not deemed necessary.

Action of the company stockholders, as required and permitted by Article 3.05, Texas Insurance Code, has been evidenced to the Commissioner of Insurance and the amendment is properly supported by other required documents and papers.

Based upon the evidence presented, the Commissioner finds: (1) the minimum capital and surplus, as required by law, is the bona fide property of the company; (2) the officers, directors and managing executives have sufficient insurance experience, ability and standing to render success of the company probable; (3) the company is acting in good faith. THEREFORE, the Commissioner hereby enters this as his ORDER OF APPROVAL of such charter amendment.

It is further directed that, as required by Articles 3.04 and 3.05, Texas Insurance Code, the charter amendment now be referred to the Attorney General of the State of Texas for his approval.

                                                 /s/ WILLIAM A. HARRISON
                                                 -------------------------
                                                 WILLIAM A. HARRISON
                                                 COMMISSIONER OF INSURANCE

Prepared by:

/s/ CLAY COTTER
-------------------------
CLAY COTTER

[SEAL]

                              THE ATTORNEY GENERAL
                                    OF TEXAS
                                AUSTIN 11, TEXAS

                                                          Austin, April 18, 1955

                                   CERTIFICATE

     I hereby certify that the attached Amendment to Articles of Incorporation of Great American Reserve Insurance Company were submitted to me on the 18th day of APRIL, 1955 and, having carefully examined them as to form only, I find them to be in conformity with the law of this State in that regard.

                                                /s/ John Ben Sheppard
                                                ---------------------
                                                Attorney General

[SEAL]                   Filed in the Department of
                         Insurance of the State of
                         Texas This 18th
                         Day of April, 1955
                         Commissioner of Life Insurance
                         By /s/ L. Wilson
                            -------------

                          AMENDMENT TO THE CHARTER OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,030,000.00
                    ----------------------------------------


THE STATE OF TEXAS
COUNTY OF DALLAS

          WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1955, in conformity with the laws of this State and the By-laws of said corporation, the Stockholders of said corporation by a vote of more than a majority of all the stock of said company, voted to increase the authorized capital of said corporation; and

          WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1955, in the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $400,000.00 to the amount of $1,030,000.00, said total capital of said $1,030,000.00 to be divided into 103,000 shares of the par value of $10.00 each; and

          Whereas, pursuant to Resolutions of the Stockholders and Board of Directors, $600,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 60,000 shares of common stock of the par value of $10.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $600,000.00 is now in possession of the company and credited to capital; and

          WHEREAS, the remaining 3,000 shares of the increase of capital was subscribed by Travis T. Wallace, as Trustee, and paid in cash and is now in possession of the company; NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS:

          That we, Travis T. Wallace and John W. Cromwell, being the President and Secretary respectively of said Great American Reserve Insurance Company, and also being Stockholders and Directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $400,000.00 to $1,030,000.00 divided into 103,000 shares of the par value of $10.00 each; and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

          IN WITNESS WHEREOF we have hereunto subscribed our names this the 23rd day of MARCH, 1955.

                                                           /s/ Travis T. Wallace
                                                           ---------------------
                                                                       President

                                                           /s/ John W. Cromwell
                                                           ---------------------
                                                                       Secretary


THE STATE OF TEXAS
COUNTY OF DALLAS

          BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace and John W. Cromwell, President and Secretary respectively of Great American Reserve Insurance Company, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

          GIVEN under my hand and seal of office this 23rd day of March, 1955.

                                            /s/ Ruth Wylie
                                            ------------------------------------
                                            Notary Public, Dallas County, Texas.

                          AMENDMENT TO THE CHARTER OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                TO $1,030,000.00
                    ----------------------------------------

THE STATE OF TEXAS
COUNTY OF DALLAS

          WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1955, in conformity with the laws of this State and the By-laws of said corporation, the Stockholders of said corporation by a vote of more than a majority of all the stock of said company, voted to increase the authorized capital of said corporation; and

          WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1955, at the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $400,000.00 to the amount of $1,030,000.00, said total capital of said $1,030,000.00 to be divided into 103,000 shares of the par value of $10.00 each; and

          Whereas, pursuant to Resolutions of the Stockholders and Board of Directors, $600,000.00 of the increase in capital stock has been paid in by application of earned surplus to capital and a stock dividend has been declared, authorizing the issuance of an additional 60,000 shares of common stock of the par value of $10.00 each, all as reflected in the certified copy of the Resolutions and the affidavits of the officers of said corporation hereto attached and accompanying this amendment, and the said amount of $600,000.00 is now in possession of the company and credited to capital; and

          WHEREAS, the remaining 3,000 shares of the increase of capital was subscribed by Travis T. Wallace, as Trustee, and paid in cash and is now in possession of the company; NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS:

          That we, the undersigned, being a majority of the Board of Directors of said Great American Reserve Insurance Company, and also being Stockholders of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by the action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $400,000.00 to $1,030,000.00 divided into 103,000 shares of the par value of $10.00 each; and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for the purpose and to the end that this amendment when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

          IN WITNESS WHEREOF, we have hereunto subscribed our names this the 8th day of April, 1955.

                                                    /s/ E. E. Combest
                                                    ----------------------

                                                    /s/ C. O. Hambleton
                                                    ----------------------

                                                    /s/ Clarence C. Martin
                                                    ----------------------

                                                    /s/ Travis T. Wallace
                                                    ----------------------

                                                    /s/ Cecil H. Jones
                                                    ----------------------

                                                    /s/ Charles D. Scott
                                                    ----------------------

                                                    /s/ John W. Cromwell
                                                    ----------------------

                                                    /s/ Earle E. Bailey
                                                    ----------------------

                                                    /s/ L. E. Elliott
                                                    ----------------------


THE STATE OF TEXAS
COUNTY OF DALLAS

          BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace, C. O. Hambleton, Earle E. Bailey, E. E. Combest, Charles D. Scott, Cecil H. Jones, John W. Cromwell, L. E. Elliott and C. C. Martin, Sr., known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

          GIVEN under my hand and seal of office this 8th day of April, 1955.

                                       /s/ Sally Jones
                                       ------------------------------------
                                       Notary Public, Dallas County, Texas.

[SEAL]                  Attorney General's Office




                                                           Austin, March 9, 1949

                                   ----------
                                  CERTIFICATE
                                   ----------

I hereby Certify that the attached amended Articles of Incorporation of Great American Reserve Insurance Company, were submitted to me on the 9th day of March, 1949 and having carefully examined the same I find them in accordance with the provisions of Chapter 3, Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or the State of Texas.

                                                         /s/ Price Daniel
                                                         -----------------------
                                                         Attorney General

                                                         /s/ Ned McDaniel
                                                         -----------------------
                                                         Ned McDaniel, Assistant

                           Filed in the Department of
                           Insurance of the State of
                           Texas This 9th
                           Day of March, 1949

                            AMENDMENT OF CHARTER OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                          INCREASING ITS CAPITAL STOCK
                                 TO $400,000.00
                                      ----

THE STATE OF TEXAS)
                  (
COUNTY OF DALLAS  )

          WHEREAS, at the regular annual meeting of the Stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 8th day of March, 1949, in conformity with the laws of this State and the By-laws of said corporation, the Stockholders of said corporation by a vote of more than two-thirds of all the stock of said company, voted to increase the authorized capital of said corporation; and,

          WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 8th day of March, 1949, in the office of said company in the City of Dallas, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the Stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $250,000.00 to the amount of $400,000.00, said total capital of said $400,000.00 to be divided into 40,000 shares of the par value of $10.00 each, and did furthermore authorize and direct said corporation to take all necessary and proper legal steps to certify the Amendment to the Charter and the increase in the capital of said corporation to the Board of Insurance Commissions of the State of Texas for the purpose and to the end that said amendment and the original Charter now on file with said Board of Insurance Commissioners, together with all amendments thereto heretofore made, shall constitute the amended Charter of said corporation; and,

          WHEREAS, the said Stockholders and Board of Directors did by Resolution duly adopted, authorize and declare a stock dividend of $150,000.00, by increasing the 10,000 shares of the par value of $25.00 each to 40,000 shares of the par value of $10.00 each; NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS: that

          We, Travis T. Wallace and Cecil H. Jones, being the President and Secretary respectively of said Great American Reserve Insurance Company, and also being Stockholders and Directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by action of the Stockholders and the Board of Directors of said corporation above referred to, do hereby amend Article IV of the original Charter of said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $250,000.00 to $400,000.00, divided into 40,000 shares of $10.00 each; and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when ap-proved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

          IN WITNESS WHEREOF we have hereunto subscribed our names this the 8th day of March, 1949.

                                                           /s/ Travis T. Wallace
                                                           ---------------------
                                                                       President

                                                           /s/ Cecil H. Jones
                                                           ---------------------
                                                                       Secretary

THE STATE OF TEXAS )
                   (
COUNTY OF DALLAS   )

          BEFORE ME, the undersigned authority, on this day personally appeared Travis T. Wallace and Cecil H. Jones, President and Secretary respectively of Great American Reserve Insurance Company, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacities therein stated.

          GIVEN under my hand and seal of office this 8th day of March, 1949.

                                                   /s/ Ruth Wylie
                                                   -----------------------------
                                                   Notary Public, Dallas County,
                                                             Texas.

THE STATE OF TEXAS )
                   (
COUNTY OF DALLAS   )

          We, Travis T. Wallace and Cecil H. Jones, President and Secretary respectively of Great American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

          That all of the material allegations and facts set forth and contained in the annexed and foregoing Amendment to the Charter of Great American Reserve Insurance Company of Dallas, Texas, are true as therein stated, and that they are personally cognizant of all the said facts.

          That the earned surplus of said corporation is in excess of said sum of $150,000.00; that the Great American Reserve Insurance Company actually has on hand on this date, in cash and other admissable property and securities under the laws of the State of Texas, surplus in excess of said $150,000.00; that the same is the bona fide property of said Great American Reserve Insurance Company, and that there are no liens or claims of any kind against the same, and it is available for transfer to the capital of said corporation as of this date.

                                                   /s/ Travis T. Wallace
                                                   -----------------------------
                                                                       President

                                                   /s/ Cecil H. Jones
                                                   -----------------------------
                                                                       Secretary

          SUBSCRIBED and sworn to before me by Travis T. Wallace and Cecil H. Jones this the 8th day of March, 1949.

                                                   /s/ Ruth Wylie
                                                   -----------------------------
                                                   Notary Public, Dallas County,
                                                              Texas.

THE STATE OF TEXAS )
                   (
COUNTY OF DALLAS   )

          We, Travis T. Wallace, President, and Cecil H. Jones, Secretary, of Great American Reserve Insurance Company, being duly sworn, do jointly and severally depose and say:

          That the above and foregoing is a true and correct statement of the financial condition of Great American Reserve Insurance Company as of December 31, 1948, and shows an earned surplus in excess of $150,000.00, which said surplus is possessed by Great American Reserve Insurance Company in cash and other admitted assets, and that the amount of said earned surplus of said corporation on March 8, 1949, is equal to or in excess of the surplus shown by said statement as of December 31, 1948.

          That the cash balances in bank, as shown by the attached and foregoing statement, do not to any extent, directly or indirectly, represent borrowed money; that the company is not indebted to said banks or to any of them, or to any one else for the whole or any part of the funds represented by such bank balances; that the same are unconditionally the property of the company, and that there are no collateral agreements by which such funds or any part thereof are withdrawals by any one except by the company for its own proper uses, and as its unconditional assets; that the cash, securities and other property of the company are unconditionally the assets of the company, and sufficiently in amount and value to provide the payment of the increased capital stock of $150,000.00 in full, with surplus in addition thereto of approximately $400,000.00.


                                                   /s/ Travis T. Wallace
                                                   -----------------------------
                                                                       President

                                                   /s/ Cecil H. Jones
                                                   -----------------------------
                                                                       Secretary

          SUBSCRIBED and sworn to before me by Travis T. Wallace and Cecil H. Jones this the 8th day of March, 1949.

                                                   /s/ Ruth Wylie
                                                   -----------------------------
                                                   Notary Public, Dallas County,
                                                              Texas

[SEAL]                      Attorney General's Office


                                                       Austin, December 31, 1946

                                  -----------
                                  CERTIFICATE
                                  -----------

     I hereby Certify that the attached amendment to the Articles of Incorporation of Great American Reserve Insurance Company, Dallas, Texas were submitted to me on the 31st day of December, 1946 and having carefully examined the same I find them in accordance with the provisions of Chapters 2 and 3, Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or the State of Texas.

                                                  /s/ Grover Sellers
                                                  --------------------------
                                                  Attorney General

                                                  /s/ J.C. Davis, Jr.
                                                  --------------------------
                                                  Assistant Attorney General

                                                  Filed in the Department of
                                                  Insurance of the State of
                                                  Texas This 31st
                                                  Day of December, 1946

                              AMENDMENT OF CHARTER
                                       OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                  INCREASING ITS CAPITAL STOCK TO $250,000.00
                                      ----

THE STATE OF TEXAS
COUNTY OF DALLAS

          WHEREAS, at a Special Meeting of the stockholders of Great American Reserve Insurance Company held at the office of said company in the City of Dallas, Dallas County, Texas, on the 30th day of December, A.D., 1946, in conformity with the laws of this state and the By-laws of said Corporation, the stockholders of said Corporation by a vote of more than two-thirds of all the stock of said company, voted to increase the authorized capital of said Corporation; and,

          WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 30th day of December, 1946, in the office of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said Corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of the said Great American Reserve Insurance Company by increasing the capital stock of said Corporation from the present authorized capital of $100,000.00 to the amount of $250,000.00, said total capital of $250,000.00 to be divided into 10,000 shares of the par value of $25.00 each, and did furthermore authorize and direct said Corporation to take all necessary and proper legal steps to certify the amendment to the Charter and the increase in the capital of said Corporation to the Board of Insurance Commissioners of the State of Texas for the purpose and to the end that said amendment and the original Charter now on file with the said Board of Insurance Commissioners, together with all amendments thereto heretofore made, shall constitute the amended charter of said Corporation; and,

          WHEREAS, the said stockholders and Board of Directors did by Resolutions duly adopted, authorize and declare a stock dividend of 150% by increasing the par value of each share of issued and outstanding stock of said Corporation from its present par value to the par value of $25.00:

          NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: that we, Travis T. Wallace and Earle E. Bailey, being the President and Secretary, respectively, of said Great American Reserve Insurance Company, and also being stockholders and directors of said Corporation, by virtue of the laws of the State of Texas and the authority vested in us by action of the stockholders and Board of Directors of said Corporation above referred to, do hereby amend Article IV of the Original Charter of the said Great American Reserve Insurance Company now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said Corporation from $100,000.00 to $250,000.00, divided into 10,000 shares of $25.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed, together with the original Charter and all prior amendments thereto filed with the Board of Insurance Commissioners of the State of Texas shall constitute the Amended Charter of said Great American Reserve Insurance Company.

          IN WITNESS WHEREOF we have hereunto subscribed our names this the 30th day of December, 1946.

                                                 /s/ Travis T. Wallace
                                                 ---------------------
                                                 /s/ Earle E. Bailey
                                                 ---------------------

THE STATE OF TEXAS
COUNTY OF DALLAS

          BEFORE ME, the undersigned authority, on this day personally appeared TRAVIS T. WALLACE and EARLE E. BAILEY, known to me to be the persons whose names are subscribed to the foregoing instrument (Amendment to the Charter of Great American Reserve Insurance Company) and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 30th day of December, 1946.

                                               /s/ Sally Jones
                                               -----------------------------
                                               Notary Public, Dallas County,
                                               Texas.

                                     ------

THE STATE OF TEXAS
COUNTY OF DALLAS

          WE, Travis T. Wallace and Earle E. Bailey, President and Secretary, respectively, of the Great American Reserve Insurance Company, of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

          That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the Charter of the Great American Reserve Insurance Company of Dallas, Texas, are true, as therein stated, and that they are personally cognizant of all the said facts.

          That the earned surplus of said Corporation is in excess of the said sum of $150,000.00. That the Great American Reserve Insurance Company actually has on hand on this date in cash and other admissable property and securities, under the laws of the State of Texas, surplus in excess of said amount of $150,000.00; that the same is the bona fide property of said Great American Reserve Insurance Company.

                                                   /s/ Travis T. Wallace
                                                   -----------------------------
                                                   President

                                                   /s/ Earle E. Bailey
                                                   -----------------------------
                                                   Secretary

          SUBSCRIBED AND SWORN TO before me by Travis T. Wallace and Earle E. Bailey, this the 30th day of December, 1946.

                                                   /s/ Sally Jones
                                                   -----------------------------
                                                   Notary Public, Dallas County,
                                                   Texas.

                                     -------

[SEAL]
                            ATTORNEY GENERAL'S OFFICE

                                                          Austin, March 27, 1944

                                   -----------
                                   CERTIFICATE
                                   -----------

         I hereby Certify that the attached amended Articles of Incorporation of Great American Reserve Insurance Company of Dallas, Texas, were submitted to me on the 27th day of March, 1944 and having carefully examined the same I find them in accordance with the provisions of Chapter 3 Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.

                                           /s/ Illegible
                                           ---------------
                                           Acting Attorney General

                                           BY /s/ Ardell Williams
                                              -----------------------
                                           Ardell Williams
                                           Assistant

[SEAL]

THE STATE OF TEXAS: )

COUNTY OF DALLAS:   (

         WHEREAS, at a special meeting of the stockholders of Great American Reserve Insurance Company, held at the offices of said company in the City of Dallas, Dallas County, Texas, on the 14th day of March, A. D. 1944, in conformity with the laws of this State and the By-Laws of said corporation, the stockholders of said corporation, by a vote of a majority of all of the stockholders of said company, voted to change, amend and modify the purpose clause of said corporation; and,

         WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 14th day of March, A. D. 1944, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, did vote to amend Article III of the Charter of said corporation, changing, amending and modifying the purpose clause of the Charter of said corporation; and did further authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the said amendment to the charter of said corporation to the Board of Insurance Commissioners of the State of Texas:

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace and Earle E. Bailey, being the President and Secretary respectively of said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and Board of Directors of said corporation above referred to;

         DO HEREBY CERTIFY that Article III of the Charter of this corporation has been, and is hereby amended to read as follows:

             "ARTICLE III. The purpose for which this corporation is formed is to engage in the life, health and accident insurance business, in accordance with and as defined by Chapter 3 of Title 78 of the Revised Statutes of the State of Texas, and to do and perform all other kinds and character of business, as such life, health and accident insurance company is permitted or authorized to do by the laws of the State of Texas."

         AND WE DO HEREBY ADOPT, AUTHENTICATE AND CERTIFY this Amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this Amendment, when approved and filed by said Board, together with the original Charter and former amendments now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company.

         IN WITNESS WHEREOF, we hereunto subscribe our name, this the 15th day of March, A. D. 1944.

                                         /s/ Travis T. Wallace
                                         -------------------------
                                         President

                                         /s/ Earle E. Bailey
                                         ----------------------
                                         Secretary

THE STATE OF TEXAS )
COUNTY OF DALLAS   (

         BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Travis T. Wallace and Earle E. Bailey, known to me to be the persons whose names are subscribed to the foregoing instrument, (amendment to the charter of Great American Reserve Insurance Company) and severally, as President and Secretary, respectively, of the Great American Reserve Insurance Company, acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 16th day of March, A.
D. 1944.


                                           /s/ H. Wallace
                                           ------------------
                                           Notary Public, Dallas County, Texas.

THE STATE OF TEXAS  )

COUNTY OF DALLAS    (

         We, Travis T. Wallace, President, and Earle E. Bailey, Secretary, respectively, of the Great American Reserve Insurance Company, being duly sworn, do jointly and severally depose and say:

         That all of the material allegations of fact set forth and contained in the annexed and foregoing amendment to the Charter of the Great American Reserve Insurance Company of Dallas, Texas, are true as therein stated, and that we are personally cognizant of all of said facts.

                                               /s/ Travis T. Wallace
                                               ---------------------
                                               President

                                               /s/ Earle E. Bailey
                                               -------------------
                                               Secretary

[Seal]

         SUBSCRIBED AND SWORN to before me by Travis T. Wallace and Earle E. Bailey, this the 16th day of March, A. D. 1944.

                                                /s/ H. Wallace
                                                -----------------
                                                Notary Public, Dallas County,
                                                Texas.

[SEAL]
                            ATTORNEY GENERAL'S OFFICE

                                                          Austin, March 17, 1943
                                   -----------
                                   CERTIFICATE
                                   -----------

         I hereby Certify that the attached Amendment to the Articles of Incorporation of the Great American Reserve Insurance Company Dallas, Texas were submitted to me on the 15th day of March, 1943 and having carefully examined the same I find them in accordance with the provisions of Chapter 3 Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.

                                              /s/ Illegible
                                              --------------
                                              First Assistant Attorney General

                                              By: /s/ Ardell Williams
                                                  -----------------------
                                              Ardell Williams
                                              Assistant

[STAMP]

                           AMENDMENT TO THE CHARTER OF
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                  INCREASING ITS CAPITAL STOCK TO $100,000.00.

THE STATE OF TEXAS )

COUNTY OF DALLAS  (


         WHEREAS, at the annual meeting of the stockholders of Great American Reserve Insurance Company, held at the office of said Company in the City of Dallas, Dallas County, Texas, on the 9th day of March, A. D. 1943, in conformity with the laws of this State, and the By-Laws of said corporation, the stockholders of said corporation by vote of more than two-thirds of all of the stock of said Company, voted to increase the authorized capital of said corporation; and,

         WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company held on the 9th day of March, A. D. 1943 at the offices of said Company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the Charter of the said Great American Reserve Insurance Company by increasing the capital stock of said corporation from the present authorized capital of $33,330.00 to the amount of $100,000.00, said total capital of $100,000.00 to be divided into 10,000 shares of the par value of $10.00 each, and did furthermore authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the amendment to the Charter and the increase in the capital of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original Charter now on file with said board of Insurance Commissioners, together with all amendments thereto heretofore made, shall con- [COPY MISSING]

         WHEREAS, the said stockholders and Board of Directors did, by Resolution duly adopted, authorize and declare a stock dividend of two hundred per cent (200%), being 6,666 shares of said increased capital stock to be issued to the present stockholders of said corporation; and,

         WHEREAS, the full amount of the balance of said increased capital, namely $10.00, has been in good faith subscribed and paid in, and is possessed by said Company in money, all of the aforesaid authorizations, actions and proceedings of the stockholders and directors of said corporation, and the subscriptions and payment to capital being reflected and set forth in the certified copy of Resolution and the affidavit of the officers of said corporation hereto attached, and accompanying this amendment.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That We, Travis T. Wallace and C. O. Hambleton, being the President and Secretary, respectively, of said Great American Reserve Insurance Company, and also being stockholders and directors of said corporation, by virtue of the laws of the State of Texas and the authority vested in us by action of the stockholders and Board of Directors of said corporation above referred to, do hereby amend Article IV, of the original Charter of said Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of authorized capital stock of said corporation from $33,330.00 to $100,000.00 to be divided into 10,000 shares of $10.00 each, and do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed, together with the original Charter and all amendments thereon filed with the Board of Insurance Commissioners of the State of Texas, shall constitute the amended Charter of said Great American Reserve Insurance Company.

         IN WITNESS WHEREOF, we hereunto subscribe our names, this the 9th day of March, A. D. 1943.


                                                /s/ Travis T. Wallace
                                                -------------------------


                                                /s/ C.O. Hambleton
                                                ------------------------

THE STATE OF TEXAS )

COUNTY OF DALLAS   (

         BEFORE ME, THE UNDERSIGNED AUTHORITY, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to the Charter of Great American Reserve Insurance Company) and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 9th day of March, A.
D. 1943.


                                              /s/ E. Achilles
                                              ---------------
                                                  E. Achilles,
                                              Notary Public, Dallas County,
                                                       Texas.

THE STATE OF TEXAS  )

COUNTY OF DALLAS   (

         WE, Travis T. Wallace and C. O. Hambleton, President and Secretary, respectively, of the Great American Reserve Insurance Company, of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

         That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the Charter of Great American Reserve Insurance Company of Dallas, Texas, are true, as therein stated, and that we are personally cognizant of all of said facts.

         That the sum of $20.00 in cash representing one (1) share of the increased capital stock of said Great American Reserve Insurance Company, and an increase in the surplus of said Company of a like amount, has been actually deposited by Travis T. Wallace to the credit of Great American Reserve Insurance Company in the Texas Bank & Trust Company of Dallas, Texas, and is possessed by said Company, and that the same is the bona fide property of the said Great American Reserve Insurance Company. That the Great American Reserve Insurance Company actually has on hand on this date, in cash and other admissible property and securities, under the laws of the State of Texas, surplus in the amount of $66,660.00; that the same is the bona fide property of said Great American Reserve Insurance Company.

                                                     /s/ Travis T. Wallace
                                                     -------------------------
                                                     President

                                                     /s/ C. O. Hambleton
                                                     ------------------------
                                                     Secretary

         SWORN TO AND SUBSCRIBED before me, by Travis T. Wallace and C. O. Hambleton, this the 9th day of March, A. D. 1943.

                                                 /s/ E. Achilles
                                                 -----------------
                                                     E. Achilles,
                                                 Notary Public, Dallas County,
                                                          Texas.

THE STATE OF TEXAS  )

COUNTY OF DALLAS    (

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared E. O. Terry, President of Texas Bank & Trust Company, of Dallas, Texas, who, after being by me duly sworn, deposes and says: That he is President of the Texas Bank & Trust Company, of Dallas. That the Great American Reserve Insurance Company has on deposit in said Bank on this date the sum of $53,958.79, and that said funds are free of all claims of any kind or character insofar as said bank is concerned, and is the bona fide property of the said Great American Reserve Insurance Company insofar as affiant has any knowledge of.

         Affiant further says that he is cognizant of the facts herein stated, and makes this affidavit for the purpose of assisting the Great American Reserve Insurance Company in securing an amendment to its charter, by which the capital stock of said Company is increased from $33,330.00 to $100,000.00, one (1) share of which has been paid by the deposit of Travis T. Wallace in this bank to the credit of said corporation this date in the sum of $20.00.

                                           /s/ E. O. Terry
                                           -----------------
                                           President, Texas Bank & Trust
                                           Company of Dallas, Texas.

         SUSCRIBED AND SWORN TO BEFORE ME this the 9th day of March, A. D. 1943.

                                           /s/ E. Achilles
                                           -----------------
                                               E. Achilles,
                                           Notary Public, Dallas County,
                                           Texas

                            ATTORNEY GENERAL'S OFFICE

                                                          Austin, June 10, 1942

                                   -----------
                                   CERTIFICATE
                                   -----------

         I hereby Certify that the attached Amendment to the Articles of Incorporation of the Great American Reserve Insurance Company, Dallas, Texas, Company was submitted to me on the 8th day of June 1942 and having carefully examined the same I find it in accordance with the provisions of Chapter Three Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.
                                                 /s/ Gerald C. Mann
                                                 ------------------
                                                 Attorney General

                                                 /s/ Ardell Williams
                                                 -----------------------
                                                 By: Ardell Williams, Assistant

Filed in the Department of
Insurance of the State of
Texas this 12th Day of June 1942
Commissioner of Life Insurance
By /s/ U. S.
   ---------

THE STATE OF TEXAS )
                   (
COUNTY OF DALLAS   )

         WHEREAS, at a meeting of the stockholders of Great American Reserve Insurance Company, held at the Home Office of said corporation in the City of Dallas, Dallas County, Texas, on the 10th day of March, A. D. 1942, in conformity with the laws of this State and the by-laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all the stock of said company voted to increase the authorized capital stock of said corporation; and

         WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 10th day of March, A. D. 1942, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said Board of Directors did unanimously vote to amend the charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from $31,000.00 to $33,330.00, said total capital of $33,330.00 to be divided into 3,333 shares of the par value of $10.00 each; and did furthermore authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the amendment to its charter and the increase in the capital stock of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original charter now on file with said Board of Insurance Commissioners, together with such other amendments as have heretofore been approved, shall constitute the amended charter of said corporation; and

         WHEREAS, said increased capital to the number of 233 shares has been in good faith subscribed, and the sum of $2,330.00 is possessed by said company in money, and in addition thereto the sum of $1165.00 has been in good faith subscribed and paid in cash to the surplus of said corporation; and

         WHEREAS, the stockholders and directors of said corporation have voted to issue 233 shares of stock as set out and reflected in the certified copy of resolution and the affidavit of the officers of said corporation hereto attached and accompanying this amendment; NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace, President, and C. O. Hambleton, Secretary, of the said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and the Board of Directors of said corporation, above referred to, do hereby amend Article V of the original charter of said Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of the authorized capital of said corporation from $31,000.00 to $33,330.00, to be divided into 3,333 shares of $10.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed by them, together with the original charter and prior amendment now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company.

         IN WITNESS WHEREOF, we hereunto subscribe our names, this 10th day of March, A. D. 1942.


                                                      /s/ Travis T. Wallace
                                                      -------------------------
                                                      President

                                                      /s/ C. O. Hambleton
                                                      -----------------------
                                                      Secretary

THE STATE OF TEXAS: )
                    )
COUNTY OF DALLAS:   (

         Before me, the undersigned authority, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 10th day of March, A. D. 1942.



                 /s/ H. Johnsey
                 -----------------
                 Notary Public, Dallas County, Texas
                 H. JOHNSEY, Notary Public in and for Dallas County, Texas

THE STATE OF TEXAS  )
                    (
COUNTY OF DALLAS    )

         We, Travis T. Wallace, President, and C. O. Hambleton, Secretary, respectively, of the Great American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

         That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the charter of Great American Reserve Insurance Company are true as therein stated, and that we are personally cognizant of all of said facts.

         That the sum of $2,330.00 in cash, representing the full amount of subscription for 233 shares of increased capital stock of the Great American Reserve Insurance Company, and $1165.00 in cash, representing the increase in surplus of said company, is now on deposit in the Texas Bank & Trust Company of Dallas, Texas, to the credit of said Great American Reserve Insurance Company and subject to the check of said company; that said amount of said capital and surplus has been paid in and is possessed by said company in money, and that the same is the bona fide property of the said Great American Reserve Insurance Company. The certificate of the said Texas Bank & Trust Company is hereto attached and made a part hereof showing such cash to be so deposited and held by said bank.

                                             /s/ Travis T. Wallace
                                             -------------------------
                                             President

/s/ C. O. Hambleton
-----------------------
Secretary

         SWORN TO AND SUBSCRIBED BEFORE ME by Travis T. Wallace and C. O. Hambleton, this 10th day of March, A. D. 1942.

                      /s/ H. Johnsey
                      ------------------
                      Notary Public, Dallas County Texas
                      H. JOHNSEY, Notary Public in and for Dallas County, Texas

                            ATTORNEY GENERAL'S OFFICE

                                                       Austin,  March 25th 1940

                                  -------------
                                   CERTIFICATE
                                  -------------

         I hereby certify that the attached amendment to the Articles of Incorporation of GREAT AMERICAN RESERVE INSURANCE Company were submitted to me on the 20th day of March 1940 and having carefully examined the same I and them in accordance with the provisions of Chapter 3 Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.

                                                     /s/ Gerald C. Mann
                                                     ------------------
                                                     Attorney General

                                                     /s/ Illegible
                                                     -------------
                                                     Assistant Attorney General


Filed in the Department of
Insurance of the State of
Texas This 27th
Day of March 1943
Commissioner of LIFE INSURANCE
By U.S.
   ----

THE STATE OF TEXAS )

COUNTY OF DALLAS   (

         WHEREAS, at a meeting of the stockholders of Great American Reserve Insurance Company, held at the Home Office of said corporation in the City of Dallas, Dallas County, Texas, on the 12th day of March, A. D. 1940, in conformity with the laws of this State and the by-laws of said corporation, the stockholders of said corporation by vote of more than two-thirds of all of the stock of said company voted to increase the authorized capital stock of said corporation; and,

         WHEREAS, at a meeting of the Board of Directors of said Great American Reserve Insurance Company, held on the 12th day of March, A. D. 1940, at the offices of said company in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, said board of Directors did unanimously vote to amend the charter of said Great American Reserve Insurance Company by increasing the capital stock of said corporation from $25,000.00 to $31,000.00, said total capital of $31,000.00 to be divided into 3,100 shares of the par value of $10.00 each; and did furthermore authorize and direct the President and Secretary of said corporation to take all necessary and proper legal steps to certify the amendment to its charter and the increase in the capital of said corporation to the Board of Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original charter now on file with said Board of Insurance Commissioners, together with such other amendments as have heretofore been approved, shall constitute the amended charter of said corporation; and,

         WHEREAS, said increased capital to the number of 600 shares, has been in good faith subscribed, and the sum of $6,000.00 is possessed by said company in money, and in addition thereto the sum of $3,000.00 has been in good faith subscribed and paid in cash to the surplus of said corporation; and,

         WHEREAS, the stockholders and directors of said corporation have voted to issue 600 shares of stock as set out and reflected in the certified copy of resolution and the affidavit of the officers of said corporation hereto attached and accompanying this amendment; NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, That we, Travis T. Wallace, President, and C. O. Hambleton, Secretary, of the said Great American Reserve Insurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and Board of Directors of said corporation, above referred to, do hereby amend Article V of the original charter of said Great American Reserve Insurance Company, now on file with the Board of Insurance Commissioners of the State of Texas, by changing and increasing the amount of the authorized capital of said corporation from $25,000.00 to $31,000.00, to be divided into 3,100 shares of $10.00 each, and we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action thereon as required by law, for the purpose and to the end that this amendment, when approved and filed by them, together with the original charter and prior amendment now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said Great American Reserve Insurance Company.

         IN WITNESS WHEREOF, we hereunto subscribe our names, this 12th day of March, A. D. 1940.


                                                    /s/ Travis T. Wallace
                                                    --------------------------
                                                    President

                                                    /s/ C. O. Hambleton
                                                    -------------------------
                                                    Secretary



THE STATE OF TEXAS  )

COUNTY OF DALLAS    (

         Before me, the undersigned authority, on this day personally appeared Travis T. Wallace and C. O. Hambleton, known to me to the persons whose names are subscribed to the foregoing instrument (amendment to charter of Great American Reserve Insurance Company), and severally acknowledged to me that they each executed the same for the purposes and consideration therein expressed and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 14th day of March, A. D. 1940.


                                                /s/ H. Johnsey
                                                -----------------
                                                Notary Public, Dallas County,
                                                          Texas.

THE STATE OF TEXAS  (

COUNTY OF DALLAS    )

         We, Travis T. Wallace, President, and C. O. Hambleton, Secretary, respectively, of the Great

         American Reserve Insurance Company of Dallas, Texas, being duly sworn, do jointly and severally depose and say:

         That all of the material allegations and facts set forth and contained in the annexed and foregoing amendment to the charter of Great American Reserve Insurance Company are true as therein stated, and that we are personally cognizant of all of said facts.

         That the sum of $6,000.00 in cash, representing the full amount of subscriptions for 600 shares of increased capital stock of the Great American Reserve Insurance Company, and $3,000.00 in cash, representing the increase in surplus of said company, is now on deposit in the Texas Bank & Trust Company of Dallas, Texas, to the credit of said Great American Reserve Insurance Company and subject to the check of said company; that said amount of said capital and surplus has been paid in and is possessed by said company in money, and that the same is the bona fide property of the said Great American Reserve Insurance Company. The certificate of said Texas Bank & Trust Company is hereto attached and made a part hereof showing such cash to be so deposited and held by said bank.
                                                       /s/ Travis T. Wallace
                                                       -------------------------
                                                       President

/s/ C. O. Hambleton
-------------------
Secretary

         SWORN TO AND SUBSCRIBED BEFORE ME by Travis T. Wallace and C. O. Hambleton, this 14th day of March, A. D. 1940.

                                              /s/ H. Johnsey
                                              -----------------
                                              Notary Public, Dallas County,
                                                       Texas.

[SEAL]
                            ATTORNEY GENERAL'S OFFICE

                                                        Austin February 10, 1937


                                  -------------
                                   CERTIFICATE
                                  -------------

I hereby Certify that the attached Articles of Incorporation of All American Assurance Company were submitted to me on the 10 day of February 1937 and having carefully examined the same I find them in accordance with the provisions of Chapter 13 Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.

/s/ T. F. Morrow
--------------------------
T.F. Morrow
Assistant Attorney General

THE STATE OF TEXAS )
                   )          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS   )




         That we, C. V. Compton, T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, all residents of the City and County of Dallas and citizens of the State of Texas, under and by virtue of the laws of this State, do hereby form and organize a body corporate for the purpose of transacting a health, life and accident insurance business, and to that end we do hereby adopt and subscribe the following Charter and Articles of Incorporation:

                                   ARTICLE I.

          The name of this company shall be

                         ALL AMERICAN INSURANCE COMPANY

                                   ARTICLE II.

         The principal business office of said company shall be located at the City of Dallas, County of Dallas, State of Texas.

                                  ARTICLE III.

         The purpose for which this corporation is formed is to engage in the life, health, and accident insurance business, and it shall have power only to transact business within this State, and to write insurance only on the weekly or monthly premium plan, and to issue no policy promising to pay more than one thousand dollars in the event of death of the insured from natural causes, nor more than two thousand dollars in the event of death of any person from accidental causes, and it may issue, combined or separately, life, accident or health insurance policies; all of which business may be conducted in one department, and to do and perform all other kinds and character of business, as such limited capital stock, life, health, and accident insurance company, permitted or authorized by the laws of the State of Texas.

                                   ARTICLE IV.

         The amount of its capital stock shall be $25,000.00, divided into 2,500 shares of $10.00 each. The entire amount of said capital has been subscribed and paid in and is possessed by said company in money and the same is the bona fide property of the said company.

                                   ARTICLE V.

         The period of time for which this company shall exist shall be 100 years.

                                   ARTICLE VI.

         The business and affairs of this corporation shall be supervised, managed and controlled by a Board of Directors, the number of which is fixed at this time at seven.

         IN TESTMONY WHEREOF we hereunto subscribe our names this the 8th day of February, A.D. 1937.

NAME                          ADDRESS

/s/ C. V. Compton          Dallas, Texas
----------------
C. V. Compton

/s/ T. W. Reagan           Dallas, Texas
----------------
T. W. Reagan

/s/ Julia Shapard          Dallas, Texas
-----------------
Julia Shapard

/s/ William Crawford, III  Dallas, Texas
-------------------------
William Crawford, III

/s/ T. V. Meyer            Dallas, Texas
---------------
T. V. Meyer

THE STATE OF TEXAS  (
COUNTY OF DALLAS    )

         BEFORE ME, the undersigned authority, a Notary Public, in and for the County of Dallas, State of Texas, on this day personally appeared C. V. Compton,
T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, of Dallas County, Texas, who being by me duly sworn do jointly and severally depose and say:

         That all of the material allegations and facts set forth and contained in the annexed and foregoing Charter and Articles of Incorporation are true as therein stated, and we are and each of us is personally cognizant of all of said facts.

         That the $27,500.00 in cash representing the present capital stock of said company and $2,500.00 surplus is now actually on deposit with the First National Bank in Dallas, Texas, to the credit of said insurance company and that the entire amount thereof has been paid in and is possessed by said company in money and that the same is the bona fide property of said insurance company.

         WITNESS our hands this the 9th day of February, A.D. 1937.

                                                   /s/ C. V. Compton
                                                   -----------------
                                                   C. V. Compton

                                                   /s/ T. W. Reagan
                                                   ----------------
                                                   T. W. Reagan

                                                   /s/ Julia Shapard
                                                   -----------------
                                                   Julia Shapard

                                                   /s/ William Crawford, III
                                                   -------------------------
                                                   William Crawford, III

                                                   /s/ T. V. Meyer
                                                   ---------------
                                                   T. V. Meyer


         SWORN TO AND SUBSCRIBED BEFORE ME, by C. V. Compton, T. W. Reagan, William Crawford III, T. V. Meyer and Julia Shapard, this the 9th day of February, A. S. 1937.

                                            /s/ Fae Wells
                                            -----------------------------
                                            Notary Public, Dallas County,
                                                        Texas.

THE STATE OF TEXAS (
COUNTY OF DALLAS   )

         BEFORE ME, the undersigned authority, within and for the County of Dallas, State of Texas, on this day personally appeared C. B. Parrott, who being duly sworn, says on oath:

         I am Active Vice President of the First National Bank in Dallas, of Dallas, Texas, and am duly authorized to make this affidavit.

         That all American Assurance Company, of Dallas, Texas, now in process of being chartered, has now in the said First National Bank in Dallas, Texas, to its credit, subject to its draft when organized, in actual cash, $27,500.00, the amount of its capital stock and surplus; that said funds belong to and are the property of the said proposed corporation and that said funds are absolutely and unconditionally the property of the said corporation.

WITNESS MY HAND at Dallas, Texas, this the 9th day of February, A. D. 1937.

                                                     /s/ C. B. Parrott
                                                     -----------------
                                                     C. B. Parrott

         SUBSCRIBED AND SWORN TO BEFORE ME, this the 9th day of February, A. D. 1937.

                                                   /s/ Jack C. (Illegible)
                                                   -------------------------
                                                   Jack C. (Illegible)
                                                   Notary Public, Dallas County,
                                                             Texas.

[SEAL]
                            ATTORNEY GENERAL'S OFFICE

                                                         Austin, July 27th 1937
                                  -------------
                                   CERTIFICATE
                                  -------------

         I hereby Certify that the attached amendment to the Charter of the All American Assurance Company, changing the name of said corporation to the Great American Reserve Insurance Company was submitted to me on the 27th day of July 1937 and having carefully examined the same I find it in accordance with the provisions of Chapters 1, 2 and 3 Title 78 of the Revised Statutes of Texas, and not in conflict with the laws of the United States or of the State of Texas.

                                                  William McCraw
                                                  Attorney General

                                                  BY: /s/ Dick Stout
                                                      -----------------
                                                      DICK STOUT
                                                      ASSISTANT ATTORNEY GENERAL

Filed in the Department of
Insurance of the State of
Texas This 12th
Day of June 1942
Commissioner of LIFE INSURANCE
By U.S.
   ----

THE STATE OF TEXAS  :
                    :
COUNTY OF DALLAS    :

         WHEREAS, at a special meeting of the Stockholders of All American Assurance Company, held at the office of said Company, in the City of Dallas, Dallas County, Texas, on the 16th day of July, A. D. 1937, in conformity with the laws of the State and the by-laws of said corporation, the stockholders of said corporation by a vote of more than two-thirds of all of the stock of said company voted to change the name of said corporation; and,

         WHEREAS, at a meeting of the Board of Directors of said All American Assurance Company, held on the 16th day of July, A. D. 1937, at the office of the Company, in the City of Dallas, Dallas County, Texas, a quorum of said Board of Directors being present, pursuant to the action and vote of the stockholders of said corporation above referred to, the said Board of Directors did unanimously vote to amend Article I of the Charter of said corporation by changing the name of said corporation; and did further authorize and direct the President and Assistant Secretary of said corporation to take all necessary and proper legal steps to certify the aforesaid amendment to the Charter of said corporation to the Board Insurance Commissioners of the State of Texas, for the purpose and to the end that said amendment and the original Charter now on file with said Board of Insurance Commissioners shall constitute the amended Charter of said corporation; and,

         WHEREAS, all the aforesaid authorizations, actions and proceedings of the stockholders and directors of said corporation are reflected and set forth in certified copies of the resolutions hereto attached and accompanying this amendment.

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That we, C.V. Compton, President, and T.V. Meyer, Assistant Secretary, of said All American Assurance Company, by virtue of the laws of the State of Texas and the authority vested in us by the action of the stockholders and board of Directors of said corporation above referred to,

         DO HEREBY CERTIFY that Article I of the Charter of this corporation has been and is hereby amended to read as follows:

                                   "ARTICLE I.

         "The name of this corporation shall be

                   GREAT AMERICAN RESERVE INSURANCE COMPANY."

         And we do hereby adopt, authenticate and certify this amendment to the Board of Insurance Commissioners of the State of Texas for action on as required by law, for the purpose and to the end that this amendment when approved and filed by said Board, together with the original Charter now on file with said Board of Insurance Commissioners, shall constitute the amended charter of said All American Assurance Company.

         IN WITNESS WHEREOF we hereunto subscribe our names, this 16th day of July, A. D. 1937.

                                                     /s/ C. V. Compton
                                                     ---------------------
                                                     PRESIDENT

                                                     /s/ T. V. Meyer
                                                     -------------------
                                                     ASSISTANT SECRETARY

THE STATE OF TEXAS :
                   :
COUNTY OF DALLAS   :

         BEFORE ME, the undersigned authority, on this day personally appeared C.V. Compten and T.V. Meyer, known to me to be the persons whose names are subscribed to the foregoing instrument (amendment to the charter of All American Assurance Company), and severally, as President and Assistant Secretary, respectively, of the All American Assurance Company, acknowledged to me that they executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 16th day of July, A. D. 1937.


                                                   /s/ Illegible
                                                   -----------------------------
                                                   Notary Public, Dallas County,
                                                             Texas.

3